                          MFS(R) INSTITUTIONAL TRUST:

                 MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND
            MFS(R) INSTITUTIONAL INTERNATIONAL RESEARCH EQUITY FUND
                   MFS(R) INSTITUTIONAL LARGE CAP GROWTH FUND
                   MFS(R) INSTITUTIONAL LARGE CAP VALUE FUND

                        SUPPLEMENT TO CURRENT PROSPECTUS

This prospectus supplement supersedes and replaces the funds' prospectus supplement dated April 1, 2005.

EFFECTIVE IMMEDIATELY, THE FOLLOWING IS ADDED TO THE PROSPECTUS:

LEGAL PROCEEDINGS. On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term "MFS funds" means the open-end registered management investment companies sponsored by MFS). The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. In addition, in February 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire to settle administrative proceedings alleging false and misleading information in certain MFS open-end retail fund prospectuses regarding market timing and related matters.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS complex are Riggs v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough v. MFS et al., Case No. 04-MD-01620 (derivative) and Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA) and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (a consolidated action) and Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO)).The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney's fees and costs. The various lawsuits generally allege that some or all of the defendants
(i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. In February, March, and April 2005, the defendants filed separate motions to dismiss all claims of the various lawsuits. The parties continue to brief the issues for the courts and various hearing dates have been scheduled. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. It is not clear whether any amounts paid in connection with the above regulatory settlements will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the MFS funds.


                THE DATE OF THIS SUPPLEMENT IS NOVEMBER 1, 2005.

                                                     --------------------------
                                                     MFS(R) INSTITUTIONAL TRUST
                                                     --------------------------
                                                     NOVEMBER 1, 2005

[logo] M F S(SM)
INVESTMENT MANAGEMENT(R)

                                                                     PROSPECTUS
-------------------------------------------------------------------------------

This Prospectus describes four funds of the MFS Institutional Trust (referred to as the Trust):

 1. MFS INSTITUTIONAL INTERNATIONAL EQUITY FUND (referred to as the International Equity Fund) seeks long-term growth of capital.

 2. MFS INSTITUTIONAL INTERNATIONAL RESEARCH EQUITY FUND (referred to as the International Research Equity Fund) seeks capital appreciation.

 3. MFS INSTITUTIONAL LARGE CAP GROWTH FUND (referred to as the Large Cap Growth Fund) seeks long-term growth of capital.

 4. MFS INSTITUTIONAL LARGE CAP VALUE FUND (referred to as the Large Cap Value
    Fund) seeks capital appreciation and reasonable income.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUNDS' SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

-----------------
TABLE OF CONTENTS
-----------------

                                                                           Page

I      Expense Summary ................................................       1
II     Risk Return Summary ............................................       2
        1. International Equity Fund ..................................       2
        2. International Research Equity Fund .........................       5
        3. Large Cap Growth Fund ......................................       8
        4. Large Cap Value Fund .......................................      11
III    Certain Investment Strategies and Risks ........................      13
IV     Management of the Funds ........................................      14
V      Description of Shares ..........................................      17
VI     How to Purchase, Exchange and Redeem Shares ....................      17
VII    Other Information ..............................................      20
VIII   Financial Highlights ...........................................      22
       Appendix A -- Investment Techniques and Practices ..............     A-1

-----------------
I EXPENSE SUMMARY
-----------------

o   EXPENSE TABLE

    This table describes the expenses that you may pay when you hold shares of the funds.

    ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):
    ...........................................................................


                                         LARGE     INTERNATIONAL LARGE
                                     INTERNATIONAL   RESEARCH     CAP      CAP
                                         EQUITY       EQUITY    GROWTH    VALUE
                                          FUND         FUND      FUND     FUND
                                     -------------  ----------- ------    -----
    Management Fee ................      0.75 %       0.75 %    0.75 %    0.60 %

    Other Expenses(1) .............      0.16 %       0.23 %    0.21 %    0.13 %
                                        -----        -----     -----     -----
    Total Annual Fund Operating
      Expenses(1) .................     0.91 %       0.98 %    0.96 %    0.73 %

        Fee Reductions(2) .........     (0.16)%      (0.13)%   (0.41)%   (0.18)%
                                        -----        -----     -----     -----
    Net Expenses(1) ...............      0.75 %       0.85 %    0.55 %    0.55 %

    ------
    (1) Each fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent, and may have entered into or may enter into brokerage arrangements that reduce or recapture fund expenses. Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would be lower.
    (2) Massachusetts Financial Services Company (referred to as MFS or the adviser) has contractually agreed to waive a portion of the management fee paid by Large Cap Value Fund equal to 0.05% annually and Large Cap Growth Fund equal to 0.25% annually. In addition, MFS or an affiliate has contractually agreed to bear each fund's expenses such that "Other Expenses," determined without giving effect to the expense reduction arrangements described above, do not exceed 0.00% for International Equity Fund and Large Cap Value Fund, 0.05% for Large Cap Growth Fund, and 0.10% for the International Research Equity Fund annually. This expense limitation arrangement excludes management fees, taxes, extraordinary expenses, brokerage and transaction costs and expenses associated with the funds' investing activities. These contractual fee arrangements will continue until at least October 31, 2006, unless the Board of Trustees which oversees the funds does not object to any earlier revision or termination of these arrangements.

o   EXAMPLE OF EXPENSES

    These examples are intended to help you compare the cost of investing in a fund with the cost of investing in other mutual funds.

    The examples assume that:

    o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

    o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

    o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the period during which any contractual fee reductions are expected to be in effect (see "Expense Summary - Expense Table" above).

    Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                                          PERIOD
                                        ----------------------------------------
    FUND                                 1 YEAR    3 YEARS    5 YEARS   10 YEARS
    ----------------------------------------------------------------------------
    International Equity Fund             $ 77      $274      $  488     $1,105
    International Research Equity Fund      87       299         529      1,190
    Large Cap Growth Fund                   56       265         491      1,141
    Large Cap Value Fund                    56       215         388        890

----------------------
II RISK RETURN SUMMARY
----------------------

    INVESTMENT STRATEGIES WHICH ARE COMMON TO ALL FUNDS ARE DESCRIBED UNDER THE CAPTION "CERTAIN INVESTMENT STRATEGIES AND RISKS."

    1:  INTERNATIONAL EQUITY FUND
    ...........................................................................

o   INVESTMENT OBJECTIVE

    The fund's investment objective is long-term growth of capital. This objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES AND STRATEGIES

    The fund invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of foreign (including emerging market) issuers. Under normal market conditions, the fund invests in at least three different countries.

      A company's principal activities are determined to be located in a particular country if the company (a) is organized under the laws of, and maintains a principal office in, a country, (b) has its principal securities trading market in a country, (c) derives 50% of its total revenues from goods sold or services performed in the country, or (d) has 50% or more of its assets in the country.

      The fund focuses on foreign companies that MFS believes have above average growth potential and that are also trading at reasonable valuation.

      The fund's investments may include securities traded in the Over-the-Counter (OTC) markets.

      MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the fund) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the fund's portfolio manager and MFS' large group of equity research analysts.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

    The principal risks of investing in the fund are:

    o Market Risk: This is the risk that the price of a security held by the fund will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The fund's investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S.
          markets.

        > Foreign securities often trade in currencies other than the U.S.
          dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters into the contract may fail to perform its obligations to the fund.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Geographic Concentration Risk: The fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The fund's investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

    o Growth Companies Risk: This is the risk that the prices of growth company securities held by the fund will fall to a greater extent or rise less than the overall equity markets (e.g., as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index) due to changing economic, political or market conditions or disappointing growth company earnings results.

    o Over-the-Counter Risk: OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the fund may experience difficulty in purchasing or selling these securities at a fair price.

    o As with any mutual fund, you could lose money on your investment in the fund.

    An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows:

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o the fund's returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund for each calendar year since it was first offered, assuming the reinvestment of distributions.

                        1997                    10.82%
                        1998                     9.28%
                        1999                    34.81%
                        2000                    (7.18)%
                        2001                   (12.88)%
                        2002                    (6.57)%
                        2003                    31.02%
                        2004                    18.86%

    The total return for the year-to-date period ended September 30, 2005, was 8.65%. During the period shown in the bar chart, the highest quarterly return was 25.82% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (16.28)% (for the calendar quarter ended September 30, 1998).

    PERFORMANCE TABLE

    This table shows how the fund's average annual total returns before the deduction of taxes ("Returns Before Taxes") compare to a broad measure of market performance and assumes the reinvestment of distributions. In addition, this table shows the fund's average annual total returns:

    o after the deduction of taxes on distributions made on the fund's shares, such as capital gain and income distributions ("The Fund's Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on the fund's shares and redemption of shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("The Fund's Return After Taxes on Distributions and Sale of the Fund's Shares").

    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)
    ..........................................................................
    RETURNS BEFORE TAXES                              1 Year    5 Years    Life#
    The Fund's Return Before Taxes                     18.86%     3.30%    9.59%

    RETURNS AFTER TAXES
    The Fund's Return After Taxes on Distributions     17.61%     2.23%    8.23%
    The Fund's Return After Taxes on Distributions
      and Sale of the Fund's Shares                    13.13%     2.22%    7.73%

    BENCHMARK COMPARISON (RETURNS BEFORE TAXES)
    Morgan Stanley Capital International (MSCI)
      Europe, Australasia, Far East (EAFE) Index+*     20.70%   (0.80)%    5.34%

    ------
     # "Life" refers to the period from the commencement of the fund's investment operations, January 30, 1996, through December 31, 2004. Index return is from February 1, 1996.
     + Source: Standard & Poor's Micropal, Inc.
     * The MSCI EAFE Index measures the non-U.S. stock market.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    2:  INTERNATIONAL RESEARCH EQUITY FUND
    ...........................................................................

o   INVESTMENT OBJECTIVE

    The fund's investment objective is capital appreciation. This objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES AND STRATEGIES

    The fund invests, under normal market conditions, at least 80% of its net assets in equity securities of foreign companies. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The fund focuses on foreign companies (including emerging market issuers) that MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The fund does not emphasize any particular country and may from time to time focus its investments in individual countries or regions. Equity securities may be listed on a securities exchange or traded in the Over-the-Counter (OTC) markets.

      The fund's assets are allocated among various sectors. A team of MFS investment research analysts selects portfolio securities for the fund.

o   PRINCIPAL RISKS

    The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

    The principal risks of investing in the fund are:

    o Market Risk: This is the risk that the price of a security held by the fund will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Undervalued Securities Risk: The fund may invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The fund's investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Foreign Markets Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S.
          markets.

        > Foreign securities often trade in currencies other than the U.S.
          dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters into the contract may fail to perform its obligations to the fund.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Over-the-Counter Risk: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the fund may experience difficulty buying and selling these stocks at prevailing market prices.

    o Geographic Focus Risk: The fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The fund's investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.

    o Active or Frequent Trading Risk: The fund has engaged and may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher net capital gains as compared to a fund with less active trading policies, which could increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle (such as a 401(k) plan). Frequent trading also increases transaction costs, which could detract from the fund's performance.

    o As with any mutual fund, you could lose money on your investment in the fund.

    An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing the fund's annual total return for the period shown. The performance table also shows:

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o the fund's returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows the annual total return of the fund for each calendar year since it was first offered, assuming the reinvestment of distributions.

                        2003                    33.80%
                        2004                    20.41%

    The total return for the year-to-date period ended September 30, 2005, was 10.65%. During the period shown in the bar chart, the highest quarterly return was 16.54% (for the calendar quarter ended December 31, 2003) and the lowest quarterly return was (6.69)% (for the calendar quarter ended March 31, 2003).

    PERFORMANCE TABLE

    This table shows how the fund's average annual total returns before the deduction of taxes ("Returns Before Taxes") compare to a broad measure of market performance and assumes the reinvestment of distributions. In addition, this table shows the fund's average annual total returns:

    o after the deduction of taxes on distributions made on the fund's shares, such as capital gain and income distributions ("The Fund's Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on the fund's shares and redemption of shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("The Fund's Return After Taxes on Distributions and Sale of the Fund's Shares").

    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)
    ..........................................................................
    RETURNS BEFORE TAXES                                    1 Year        Life#
    The Fund's Return Before Taxes                           20.41%      20.09%

    RETURNS AFTER TAXES
    The Fund's Return After Taxes on Distributions           17.51%      18.71%
    The Fund's Return After Taxes on Distributions
      and Sale of the Fund's Shares                          14.60%      16.83%

    BENCHMARK COMPARISON (RETURNS BEFORE TAXES)
    Morgan Stanley Capital International (MSCI)
      Europe, Australasia, Far East (EAFE) Index+*           20.70%      21.27%

    ------
     # "Life" refers to the period from the commencement of the fund's investment operations, July 16, 2002, through December 31, 2004. Index return is from August 1, 2002.
     + Source: Standard & Poor's Micropal, Inc.
     * The MSCI EAFE Index measures the non-U.S. stock market.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    3:  LARGE CAP GROWTH FUND
    ...........................................................................

o   INVESTMENT OBJECTIVE

    The fund's investment objective is long-term growth of capital. This objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES AND STRATEGIES

    The fund invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies with large market capitalizations that MFS believes have above-average growth potential. Large market capitalization companies are defined by the fund as companies with market capitalizations equaling or exceeding $5 billion at the time of the fund's investment. Companies whose market capitalization falls below $5 billion after purchase continue to be considered large-capitalization companies for purposes of the fund's 80% investment policy. The fund's investments may include securities listed on a securities exchange or traded in the Over-the-Counter (OTC) markets.

      MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the fund) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the fund's portfolio manager and MFS' large group of equity research analysts.

      The fund may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS

    The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

      The principal risks of investing in the fund are:

    o Market Risk: This is the risk that the price of a security held by the fund will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Large Cap Companies Risk: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund's value may not rise as much as the value of funds that emphasize smaller cap companies.

    o Growth Companies Risk: Prices of growth company securities held by the fund may fall to a greater extent or rise less than the overall equity markets (e.g., as represented by the S&P 500) due to changing economic, political or market conditions or disappointing growth company earnings results.

    o Over-the-Counter Risk: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the fund may experience difficulty in purchasing or selling these securities at a fair price.

    o Active or Frequent Trading Risk: The fund may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher net capital gains as compared to a fund with less active trading policies, which would increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle (such as a 401(k) plan). Frequent trading also increases transaction costs, which could detract from the fund's performance.

    o As with any mutual fund, you could lose money on your investment in the fund.

    An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows:

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o the fund's returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

o   BAR CHART

    The bar chart shows changes in the annual total returns of the fund for each calendar year since it was first offered, assuming the reinvestment of distributions.

                        2001                   (25.11)%
                        2002                   (27.74)%
                        2003                    24.39%
                        2004*                    7.46%

    ------
    * The fund's 2004 total return included proceeds received by the fund as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. Excluding the effect of these payments, the fund's 2004 annual return would have been lower (see the fund's Financial Highlights for more information).

    The total return for the year-to-date period ended September 30, 2005, was 1.11%. During the period shown in the bar chart, the highest quarterly return was 14.86% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (21.91)% (for the calendar quarter ended September 30, 2001).

    PERFORMANCE TABLE

    This table shows how the fund's average annual total returns before the deduction of taxes ("Returns Before Taxes") compare to a broad measure of market performance and assumes the reinvestment of distributions. In addition, this table shows the fund's average annual total returns:

    o after the deduction of taxes on distributions made on the fund's shares, such as capital gain and income distributions ("The Fund's Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on the fund's shares and redemption of shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("The Fund's Return After Taxes on Distributions and Sale of the Fund's Shares").

    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)^
    ..........................................................................
    RETURNS BEFORE TAXES                                  1 Year          Life#
    The Fund's Returns Before Taxes                        7.46%        (8.51)%

    RETURNS AFTER TAXES
    The Fund's Return After Taxes on Distributions         7.03%        (8.71)%
    The Fund's Return After Taxes on Distributions
      and Sale of the Fund's Shares                        4.84%        (7.14)%

    BENCHMARK COMPARISON (RETURNS BEFORE TAXES)
    Russell 1000 Growth Index+*                            6.30%        (9.59)%

    ------
    ^ A portion of the fund's returns includes proceeds received by the fund from non-recurring events (see "Financial Highlights").
    # "Life" refers to the period from the commencement of the fund's investment operations, February 22, 2000 through December 31, 2004. Index return is from March 1, 2000.
    + Source: Standard & Poor's Micropal, Inc.
    * The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    4:  LARGE CAP VALUE FUND
    ...........................................................................

o   INVESTMENT OBJECTIVE

    The fund's investment objective is capital appreciation and reasonable income. This objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES AND STRATEGIES

    The fund invests, under normal market conditions, at least 80% of its net assets in equity securities of large capitalization companies that MFS believes have sustainable franchises and attractive valuations. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. While the fund may invest in companies of any size, the fund generally focuses on undervalued companies with large market capitalizations. The equity securities of these companies may be undervalued because: 1) they are temporarily out of favor due to a decline in the market, poor economic conditions, developments that have affected or may affect the issuer of the securities or the issuer's industry or 2) the market has overlooked them. Undervalued securities generally have attractive valuations when evaluated on price-to-book, price-to-free cash, price-to-sales and/or price-to-earnings ratios and/or dividend yield. Equity securities may be listed on a securities exchange or traded in the Over-the-Counter (OTC) markets.

      MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the fund) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the fund's portfolio manager and MFS' large group of equity research analysts.

o   PRINCIPAL RISKS

    The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

    The principal risks of investing in the fund are:

    o Market Risk: This is the risk that the price of a securitiy held by the fund will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Undervalued Securities Risk: The fund may invest in securities that are undervalued based on MFS' belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall.

    o Large Cap Companies Risk: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund's value may not rise as much as the value of funds that emphasize smaller cap companies.

    o Over-the-Counter Risk: OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the fund may experience difficulty in purchasing or selling these securities at a fair price.

    o As with any mutual fund, you could lose money on your investment in the fund.

    An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows:

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o the fund's returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund for each calendar year since it was first offered, assuming the reinvestment of distributions.

                        2002                   (14.27)%
                        2003                    25.63%
                        2004                    15.98%

    The total return for the year-to-date period ended September 30, 2005 was 4.93%. During the period shown in the bar chart, the highest quarterly return was 14.45% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (15.54)% (for the calendar quarter ended September 30, 2002).

    PERFORMANCE TABLE

    This table shows how the fund's average annual total returns before the deduction of taxes ("Returns Before Taxes") compare to a broad measure of market performance and assumes the reinvestment of distributions. In addition, this table shows the fund's average annual total returns:

    o after the deduction of taxes on distributions made on the fund's shares, such as capital gain and income distributions ("The Fund's Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on the fund's shares and redemption of shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("The Fund's Return After Taxes on Distributions and Sale of the Fund's Shares").

    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)
    ..........................................................................
    RETURNS BEFORE TAXES                                    1 Year        Life#
    The Fund's Returns Before Taxes                          15.98%       5.24%

    RETURNS AFTER TAXES
    The Fund's Return After Taxes on Distributions           14.32%       4.42%
    The Fund's Return After Taxes on Distributions
      and Sale of the Fund's Shares                          11.04%       4.06%

    BENCHMARK COMPARISON (RETURNS BEFORE TAXES)
    Russell 1000 Value Index+*                               16.49%       5.65%

    ------
     # "Life" refers to the period from the commencement of the fund's investment operations, May 1, 2001 through December 31, 2004. Index return is from May 1, 2001.
     + Source: Standard & Poor's Micropal, Inc.
     * The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

-------------------------------------------
III CERTAIN INVESTMENT STRATEGIES AND RISKS
-------------------------------------------

o   FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

    Each fund may invest in various types of securities and engage in various investment techniques and practices that are not the principal focus of the fund and therefore are not described in this prospectus. The types of securities and investment techniques and practices in which a fund may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this prospectus and are discussed, together with their risks, in the funds' Statement of Additional Information (referred to as the SAI), which you may obtain by contacting the funds' transfer agent, MFS Service Center, Inc. (please see back cover for address and telephone number).

o   TEMPORARY DEFENSIVE POLICIES

    In addition, each fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a fund invests defensively, it may not be able to pursue its investment objective. The fund's defensive investment position may not be effective in protecting its value.

o   ACTIVE OR FREQUENT TRADING

    Each fund has engaged and may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher net capital gains as compared to a fund with less active trading policies, which would increase your tax liability unless you hold your shares through a tax- deferred or exempt vehicle (such as an Individual Retirement Account (IRA)). Frequent trading also increases transaction costs, which could detract from the fund's performance.

--------------------------
IV MANAGEMENT OF THE FUNDS
--------------------------

o   INVESTMENT ADVISER

    Massachusetts Financial Services Company (referred to as MFS or the adviser) is the funds' investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $150 billion as of the quarter ended June 30, 2005. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

      MFS provides investment management and related administrative services and facilities to each fund, including portfolio management and trade execution. For these services, each fund pays MFS an annual management fee. For the fiscal year ended June 30, 2005, each of Institutional Equity Fund and Institutional Research Equity Fund paid MFS an effective management fee equal to 0.75% of each such fund's average daily net assets; MFS Institutional Large Cap Growth Fund paid 0.50% of the fund's average daily net assets; and MFS Institutional Large Cap Value Fund paid 0.55% of the fund's average daily net assets. The management fee set out in the Investment Advisory Agreement for International Equity Fund, International Research Equity Fund, and Large Cap Growth Fund is 0.75%, and for Large Cap Value Fund is 0.60%, annually, of each fund's average daily net assets. For Institutional Large Cap Growth Fund and Institutional Large Cap Value Fund, MFS has contractually agreed to reduce its management fee to the annual rate (based on average daily net assets) of 0.50% and 0.55%, respectively.

    DISCLOSURE OF PORTFOLIO HOLDINGS. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on a fund name under "Select a fund" on the MFS website (MFS.COM), the following information is generally available to you:

                INFORMATION               APPROXIMATE DATE OF POSTING TO WEBSITE
    -----------------------------------   --------------------------------------
    Fund's top 10 securities holdings
      as of each month's end                     14 days after month end
    Fund's full securities holdings
      as of each month's end                     29 days after month end

    Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the website until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

o   PORTFOLIO MANAGERS

Information regarding the portfolio managers of the funds is set forth below. Further information regarding the funds' portfolio managers, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is available in the funds' SAI. The portfolio manager is primarily responsible for the day-to-day management of the funds.

FUND                           PORTFOLIO MANAGERS           PRIMARY ROLE              SINCE          TITLE AND FIVE YEAR HISTORY
----                           ------------------           ------------              -----          ---------------------------
MFS Institutional              David R. Mannheim         Portfolio Manager             1996        Senior Vice President of MFS;
International Equity Fund                                                                          employed in the investment
                                                                                                   management area of MFS since
                                                                                                   1988.

                                  Marcus Smith           Portfolio Manager             2001        Senior Vice President of MFS;
                                                                                                   employed in the investment
                                                                                                   management area of MFS since
                                                                                                   1994.

MFS Institutional               Jose Luis Garcia         Portfolio Manager,          May 2005      Vice President of MFS; employed
International Research                               General Oversight Over a                      in the investment management
Equity Fund                                               Team of Analysts                         area of MFS since 2002; Chief
                                                                                                   Executive Officer of Telefonica
                                                                                                   B2B (Mexico City) prior to
                                                                                                   2002.

                                Thomas Melendez          Portfolio Manager,          May 2005      Vice President of MFS; employed
                                                     General Oversight Over a                      in the investment management
                                                          Team of Analysts                         area of MFS since 2002; Emerging
                                                                                                   Market Product Specialist for
                                                                                                   Schroders Investment Management
                                                                                                   (North America) prior to 2002.

MFS Institutional Large Cap      Stephen Pesek           Portfolio Manager             1999        Senior Vice President of MFS;
Growth Fund                                                                                        employed in the investment
                                                                                                   management area of MFS since
                                                                                                   1994.

                                  S. Irfan Ali           Portfolio Manager             2003        Senior Vice President of MFS;
                                                                                                   employed in the investment
                                                                                                   management area of MFS since
                                                                                                   1993.

                               Margaret W. Adams         Portfolio Manager             2003        Vice President of MFS; employed
                                                                                                   in the investment management
                                                                                                   area of MFS since 2000.

                              Gregory Locraft, Jr.       Portfolio Manager          April 2005     Vice President of MFS; employed
                                                                                                   in the investment management
                                                                                                   area of MFS since 1998.

MFS Institutional Large Cap    Stephen R. Gorham         Portfolio Manager             2002        Senior Vice President of MFS;
Value Fund                                                                                         employed in the investment
                                                                                                   management area of MFS since
                                                                                                   1992.

o   ADMINISTRATOR

    MFS provides the funds with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by the funds for a portion of the costs it incurs in providing these services.

o   SHAREHOLDER SERVICING AGENT

    MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the funds, for which it is entitled to receive compensation from the funds.

o   DISTRIBUTOR

    MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the funds.

o   FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

    MFD or one or more of its affiliates (for purposes of this section only, collectively, "MFD"), out of their own resources, may make additional cash payments to certain financial intermediaries (including but not limited to brokers, plan administrators, investment consultants and other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates) in recognition of their marketing, administrative, transaction processing and/or program services support. This compensation, which is paid by MFD, is not reflected in the fees and expenses listed in the expense table in the "Expense Summary" section of this prospectus.

      MFD may make payments to financial intermediaries that provide marketing support to MFD with respect to fund shares sold or held through the financial intermediary's distribution network. In the case of any one financial intermediary, marketing support payments generally will not exceed 10% of MFS first year revenue attributable to assets of each fund held through such financial intermediary, on an annual basis. In addition, financial intermediaries may offer fund shares through specialized programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs and insurance (e.g., individual or group annuity) programs. MFD may also make payments for administrative and marketing services provided by a financial intermediary with respect to these programs. Payments for these arrangements may vary but generally will not exceed 0.35% of the total assets in the program, on an annual basis. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may pay or allow other promotional incentives or payments to financial intermediaries.

      These payments may provide an additional incentive to financial intermediaries to actively promote the MFS Funds or cooperate with MFD's promotional efforts. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend a particular fund or a particular share class. You can find further details in the SAI about the payments made by MFD and the services provided by your financial intermediary. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries that sell fund shares may also act as a broker or dealer in connection with an MFS fund's purchase or sale of portfolio securities. However, the funds and MFS do not consider a financial intermediary's sale of shares of an MFS fund as a factor when choosing brokers or dealers to effect portfolio transactions for the MFS funds.

-----------------------
V DESCRIPTION OF SHARES
-----------------------

    Each fund is designed for sale to institutional investor clients of MFS and MFS Institutional Advisors, Inc. and other similar investors. Each fund offers a single class of shares, which are not subject to a sales charge or any Rule 12b-1 distribution and service fees.

----------------------------------------------
VI HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES
----------------------------------------------

    You may purchase, exchange and redeem shares of a fund in the manner described below.

o   HOW TO PURCHASE SHARES

    Shares may be purchased through MFD in cash or in-kind without a sales charge at their net asset value next computed after acceptance of the purchase order. The minimum initial investment is generally $3 million (generally $1 million in the case of purchases by bank trust departments for their clients). There is no minimum on additional investments.

    OPENING AN ACCOUNT: Payments by check should be made to the order of [insert name of fund] and sent to that particular fund as follows: MFS Service Center, Inc., P.O. Box 1400, Boston, MA 02107-9906. Payments of federal funds should be sent by wire to the custodian of the fund as follows: State Street Bank and Trust Company, Attn: Mutual Funds Division, for the account of: [Shareholder's name], Re: [insert name of fund] (Account No. 99034795) and Wire Number: [Assigned by telephone].

      Information on how to wire federal funds is available at any national bank or any state bank which is a member of the Federal Reserve System. Shareholders should also mail the completed Account Application to MFSC.

      A shareholder must first telephone MFSC (please see back cover for telephone number) to advise of its intended action and, if funds are to be wired, to obtain a wire order number.

    IN-KIND PURCHASES: Shares of each fund may be purchased with securities acceptable to that particular fund. A fund need not accept any security offered for an in-kind purchase unless it is consistent with that fund's investment objective, policies and restrictions and is otherwise acceptable to the fund. Securities accepted in-kind for shares will be valued in accordance with the fund's usual valuation procedures (see "Net Asset Value" below). Investors interested in making an in-kind purchase of fund shares must first telephone MFSC (see back cover for telephone number) to advise of its intended action and obtain instructions for an in-kind purchase.

    VERIFICATION OF IDENTITY. Each fund is required by law to obtain from you certain personal information that will be used to verify your identity. If you do not provide the information, the fund may not be able to open your account. Each fund must also take certain steps to verify that the account information you provide is correct. Each fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the net asset value next calculated after the account is closed.

o   HOW TO EXCHANGE SHARES

    You can exchange your shares for shares of any of the other funds described in this prospectus at net asset value by contacting MFSC (please see back cover for telephone number). Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by MFSC in proper form (see "Redemptions" below). If you use an Exchange Request to open a new account with one of the other funds described in this prospectus, the exchange must involve shares having an aggregate value of at least $3 million (generally $1 million in the case of purchases by bank trust departments for their clients).

      Exchanges may be subject to certain limitations and are subject to the MFS funds' policies concerning excessive trading practices, which are policies designed to protect the funds and their shareholders from the harmful effect of frequent exchanges. Other limitations and market timing policies are described below under the caption "How to Purchase, Exchange and Redeem Shares - Other Considerations" below. You should read the description of the fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.

o   HOW TO REDEEM SHARES

    You may redeem your shares by contacting MFSC. Redemptions may be in cash or, at the fund's discretion, by distribution in-kind of securities from a fund's portfolio. The securities distributed are selected by MFS in light of the fund's objective and may not represent a pro rata distribution of each security held in the fund's portfolio. In the event that a fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/ Additional Documentation" below, or contact MFSC for details (see back cover page for address and phone number).

      Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, a fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, a fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 7 calendar days from the purchase date.

      Each fund reserves the right to redeem shares in your account for their then-current value (which you will be promptly paid) if at any time the total investment in the account drops below $500,000 because of redemptions and exchanges. You will be notified when the value of the account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

    REDEEMING DIRECTLY THROUGH MFSC.

    o BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds mailed to the address of record on the account (depending on the amount redeemed and subject to certain conditions). You can also call MFSC to have shares redeemed from your account and the proceeds wired directly to a pre- designated bank account. MFSC will request personal or other information from you and will generally record the calls. You will be responsible for losses that result from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify your identity.

    o BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.

    SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, each fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may make certain de minimis exceptions to these requirements.

o   OTHER CONSIDERATIONS

    RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made primarily for investment purposes. The MFS funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by a financial intermediary, including a retirement plan sponsor through which the transaction is placed. In the event that the MFS funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the fund's net asset value at the conclusion of the delay period.

    EXCESSIVE TRADING POLICIES. Excessive trading into and out of the MFS funds can disrupt portfolio investment strategies and increase fund operating expenses. The MFS funds are not designed to accommodate excessive trading practices. The MFS funds and their agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which represent excessive trading.

    LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds to prevent excessive trading, there is no guarantee that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the MFS funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries, such as brokers, retirement plans and variable insurance products, and other institutional investors. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the shareholders often is not known to a fund.

    EXCESSIVE TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance, and maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

      In addition, to the extent that a fund significantly invests in foreign securities traded on markets that close before the fund determines its net asset value (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the fund's valuation time that influence the value of these foreign securities, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the fund's valuation time (referred to as price arbitrage). The funds have adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what they believe to be their fair value as of the funds' valuation time. To the extent that a fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of fund shares held by other shareholders.

---------------------
VII OTHER INFORMATION
---------------------

o   PRICING OF FUND SHARES

      The price of each fund's shares is based on its net asset value. The net asset value of each fund's shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). Net asset value per share is computed by dividing the net assets allocated to each fund by the number of fund shares outstanding. On holidays or other days (such as Good Friday) when the New York Stock Exchange is closed, net asset value is not calculated, and the fund does not transact purchase, exchange or redemption orders.

      To determine net asset value, the funds value their assets at current market prices where current market prices are readily available (certain short term debt instruments are valued at amortized cost), or at fair value as determined by the adviser under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the funds' valuation time that may impact the value of securities traded in these foreign markets. In these cases, the funds may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the funds' valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

      The funds may invest in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the funds do not price their shares. Therefore, the value of these funds' shares may change on days when you will not be able to purchase or redeem the funds' shares.

      You will receive the net asset value next calculated, after deduction of any required tax withholding, if your order is complete (i.e., has all required information in the appropriate form) and:

    o MFSC receives your order by the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank); or

    o your financial intermediary receives your order by the valuation time and transmits your order to MFSC.

o   DISTRIBUTIONS

    Each fund intends to distribute substantially all of its net income (including any capital gains) to its shareholders at least annually.

o   TAX CONSIDERATIONS

    The following discussion is very general. You are urged to consult your tax advisor regarding the effect that an investment in a fund may have on your particular tax situation, including possible foreign, state and local taxes. Also, this discussion does not apply to shares of a fund held through tax-exempt retirement plans.

      Each fund expects to distribute substantially all of its income and gains annually. Distributions from a fund are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you even if they are paid from income or gains earned by a fund before you invested (and thus were included in the price that you paid).

      Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

      For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a fund owned for more than one year and that are properly designated by the fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, if some or all of a fund's income derives from "qualified dividend income" and if you are an individual who meets holding period and other requirements with respect to the fund's shares, those distributions that are properly designated by the fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain.

      Long-term capital gain rates applicable to most individuals have been temporarily reduced for taxable years beginning on or before December 31, 2008.

      A fund's investments in foreign securities may be subject to foreign withholding taxes, which will decrease the fund's return on those securities. The International Equity Fund and the International Research Equity Fund generally will each be eligible to elect to "pass through" to you foreign income taxes that it pays, in which case you must include your share of those taxes in gross income as a distribution from the fund and you will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. In addition, a fund's investments in certain foreign securities (including fixed income securities and derivatives) denominated in foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing, amount, or character of the fund's distributions.

      The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

o   UNIQUE NATURE OF FUNDS

    MFS may serve as the investment adviser to other funds that have investment goals and principal investment policies and risks similar to those of the funds and that may be managed by a fund's portfolio manager(s). While a fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a fund and these similar products, including differences in sales charges, expense ratios and cash flows.

-------------------------
VIII FINANCIAL HIGHLIGHTS
-------------------------

    The financial highlights tables are intended to help you understand a fund's financial performance for the past five years
    (or, if shorter, the period of the fund's operation). The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by each fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in the fund's annual report to shareholders. A fund's annual report is available upon request by contacting MFSC Inc. (please see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The funds' independent registered public accounting firm is Deloitte & Touche LLP.

INTERNATIONAL EQUITY FUND

                                                                                        YEARS ENDED 6/30
                                                                  -------------------------------------------------------------
                                                                      2005          2004          2003          2002       2001
Net asset value, beginning of period                                $14.73        $11.61        $11.77        $12.17     $16.38
-------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS#
Net investment income                                                $0.26         $0.21         $0.17         $0.09      $0.10
Net realized and unrealized gain (loss) on investments and
foreign currency                                                      1.34          2.97         (0.27)        (0.41)     (2.83)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     $1.60         $3.18        $(0.10)       $(0.32)    $(2.73)
-------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                          $(0.17)       $(0.06)       $(0.06)       $(0.08)    $(0.18)
From net realized gain on investments and foreign currency
transactions                                                         (0.68)           --            --            --      (1.30)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                        $(0.85)       $(0.06)       $(0.06)       $(0.08)    $(1.48)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $15.48        $14.73        $11.61        $11.77     $12.17
-------------------------------------------------------------------------------------------------------------------------------
Total return (%)***&                                                 10.72         27.39         (0.82)        (2.50)    (17.46)

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
Expenses before expense reductions##                                  0.92          0.92          1.04          1.11       1.11
Expenses after expense reductions##                                   0.75          0.75          0.78          0.86       0.86
Net investment income                                                 1.68          1.57          1.66          0.79       0.70
Portfolio turnover                                                      45            53            55            73         65

Net assets at end of period (000 Omitted)                       $1,036,607      $604,987      $202,796       $68,193    $54,721
-------------------------------------------------------------------------------------------------------------------------------

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
*** Certain expenses have been reduced without which performance would have been lower.
  & From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

INTERNATIONAL RESEARCH EQUITY FUND

                                                                                              YEARS ENDED 6/30
                                                                                            ---------------------   PERIOD ENDED
                                                                                               2005          2004     6/30/03*
Net asset value, beginning of period                                                         $13.46        $10.43       $10.00
-------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS#
Net investment income                                                                         $0.19         $0.20        $0.14
Net realized and unrealized gain (loss) on investments and
foreign currency                                                                               1.46          3.00         0.31
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                              $1.65         $3.20        $0.45
-------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                                                   $(0.16)       $(0.10)      $(0.02)
From net realized gain on investments and foreign currency transactions                       (1.39)        (0.07)          --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                                                 $(1.55)       $(0.17)      $(0.02)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                               $13.56        $13.46       $10.43
-------------------------------------------------------------------------------------------------------------------------------
Total return (%)&**                                                                           11.97         30.82         4.49++
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
Expenses before expense reductions##                                                           0.98          1.03         1.11+
Expenses after expense reductions##                                                            0.85          0.85         0.85+
Portfolio turnover                                                                               93           109           97
Net assets at end of period (000 Omitted)                                                  $147,573      $103,857      $59,258
-------------------------------------------------------------------------------------------------------------------------------

  * For the period from the commencement of the fund's investment operations, July 16, 2002, through June 30, 2003.
 ** Certain expenses have been reduced without which performance would have been lower.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding. ## Ratios do not reflect reductions from fees paid indirectly.
  & From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

LARGE CAP GROWTH FUND

                                                                                         YEARS ENDED 6/30
                                                                   -------------------------------------------------------------
                                                                      2005          2004          2003          2002        2001
Net asset value, beginning of period                                 $6.03         $5.41         $5.46         $7.44       $9.88
--------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS#
Net investment income                                                $0.05         $0.02         $0.02         $0.02       $0.04
Net realized and unrealized gain (loss) on investments and
foreign currency                                                      0.17^        0.62         (0.05)        (1.98)      (2.40)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     $0.22         $0.64        $(0.03)       $(1.96)     $(2.36)
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                          $(0.07)       $(0.02)       $(0.02)       $(0.02)     $(0.02)
From net realized gain on investments and foreign currency
transactions                                                            --            --            --            --       (0.06)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                        $(0.07)       $(0.02)       $(0.02)       $(0.02)     $(0.08)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $6.18         $6.03         $5.41         $5.46       $7.44
--------------------------------------------------------------------------------------------------------------------------------
Total return (%)***&                                                  3.68+        11.80         (0.60)       (26.44)     (24.07)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
Expenses before expense reductions##                                  0.96          0.84          0.87          0.88        0.90
Expenses after expense reductions##                                   0.55          0.55          0.55          0.55        0.56
Net investment income                                                 0.89          0.30          0.35          0.27        0.47
Portfolio turnover                                                      89           119           213           217         314
Net assets at end of period (000 Omitted)                          $30,097      $130,539      $191,620      $180,275    $113,893
--------------------------------------------------------------------------------------------------------------------------------

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
  & From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
*** Certain expenses have been reduced without which performance would have been lower.
  + The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.
  ^ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

LARGE CAP VALUE FUND

                                                                                    YEARS ENDED 6/30
                                                                    ------------------------------------------------ PERIOD ENDED
                                                                       2005          2004          2003         2002   6/30/01*

Net asset value, beginning of period                                 $10.40         $8.71         $9.20        $9.91     $10.00
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#
Net investment income                                                 $0.19         $0.18         $0.16        $0.16      $0.02
Net realized and unrealized gain (loss) on investments and
foreign currency                                                       1.16          1.66         (0.51)       (0.82)     (0.11)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      $1.35         $1.84        $(0.35)      $(0.66)    $(0.09)
-------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                           $(0.21)       $(0.15)       $(0.14)      $(0.05)       $--
From net realized gain on investments                                 (0.45)           --            --           --         --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                         $(0.66)       $(0.15)       $(0.14)      $(0.05)       $--
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $11.09        $10.40         $8.71        $9.20      $9.91
-------------------------------------------------------------------------------------------------------------------------------
Total return (%)&**                                                   13.05         21.23         (3.69)       (6.64)     (0.90)++

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
Expenses before expense reductions##                                   0.73          0.71          0.76         0.77       4.88+
Expenses after expense reductions##                                    0.55          0.55          0.55         0.55       0.55+
Net investment income                                                  1.81          1.81          2.05         1.64       1.73+
Portfolio turnover                                                       36            69            68           60         11
Net assets at end of period (000 Omitted)                          $111,696      $122,848      $135,005      $69,242    $12,018
-------------------------------------------------------------------------------------------------------------------------------

  * For the period from the commencement of the fund's investment operations, May 1, 2001, through June 30, 2001.
 ** Certain expenses have been reduced without which performance would have been lower.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
  & From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

----------
APPENDIX A
----------

o   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective, each fund may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the fund's investment objective.
    Investment techniques and practices which a fund will use or currently anticipates using are denoted by a check (x) mark.
    However, a fund may not use all of these techniques and practices. Investment techniques and practices which the funds do not currently anticipate using but which the funds reserve the freedom to use are denoted by a dash (-) mark. Investment techniques and practices which are the principal focus of a fund are described, together with their risks, in the Risk Return
    Summary of the Prospectus. Both principal and non- principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES
    ...........................................................................................................................
    SYMBOLS           x funds use, or currently            -- permitted, but the funds do
                        anticipate using                      not currently anticipate using
    ---------------------------------------------------------------------------------------------------------------------------

                                                                                     INTERNATIONAL
                                                                   INTERNATIONAL        RESEARCH
                                                                       EQUITY            EQUITY          LARGE CAP        LARGE CAP
                                                                        FUND              FUND          GROWTH FUND      VALUE FUND
                                                                   -------------     -------------      -----------      ----------
    Debt Securities
      Asset-Backed Securities
        Collateralized Mortgage Obligations and Multiclass
          Pass-Through Securities                                        --                --               --               --
        Corporate Asset-Backed Securities                                --                --               --               --
        Mortgage Pass-Through Securities                                 --                --               --               --
        Stripped Mortgage-Backed Securities                              --                --               --               --
      Corporate Securities                                               --                --               --               --
      Loans and Other Direct Indebtedness                                --                --               --               --
      Lower Rated Bonds                                                  --                --               --               --
      Municipal Bonds                                                    --                --               --               --
      U.S. Government Securities                                         x                 x                x                x
      Variable and Floating Rate Obligations --                          --                --               --               --
      Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds           --                --               --               --
    Equity Securities                                                    x                 x                 x                x
    Foreign Securities Exposure
      Brady Bonds                                                        --                --               --               --
      Depositary Receipts                                                x                 x                 x                x
      Dollar-Denominated Foreign Debt Securities                         --                --               --               --
      Emerging Markets                                                   x                 x                --               --
      Foreign Securities                                                 x                 x                 x*               x*
    Forward Contracts                                                    x                 x                --               --
    Futures Contracts                                                    x                 x                --               --
    Indexed Securities/Structured Products                               --                --               --               --
    Inverse Floating Rate Obligations                                    --                --               --               --
    Investment in Other Investment Companies
      Open-End Funds                                                     x                 x                 x                x
      Closed-End Funds                                                   --                --               --               --
    Lending of Portfolio Securities                                      x                 x                 x                x
    Leveraging Transactions
      Bank Borrowings                                                    --                --               --               --
      Mortgage "Dollar-Roll" Transactions                                --                --               --               --
      Reverse Repurchase Agreements                                      --                --               --               --
    Options
      Options on Foreign Currencies                                      --                --               --               --
      Options on Futures Contracts                                       --                --               --               --
      Options on Securities                                              --                --               --               --
      Options on Stock Indices                                           --                --               --               --
      Reset Options                                                      --                --               --               --
      "Yield Curve" Options                                              --                --               --               --
    Repurchase Agreements                                                x                 x                 x                x
    Short Sales                                                          --                --               --               --
    Short Term Instruments                                               x                 x                 x                x
    Swaps and Related Derivative Instruments                             --                --               --               --
    Temporary Borrowings                                                 x                 x                 x                x
    Temporary Defensive Positions                                        x                 x                 x                x
    "When-Issued" Securities                                             x                 x                 x                x

    ----------
    *U.S. exchange-listed foreign securities only.

MFS(R) INSTITUTIONAL TRUST

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES. The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, MFS Institutional Trust, c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116, Attention: Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.

IF YOU WANT MORE INFORMATION ABOUT THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the funds' actual investments. Annual reports discuss the effect of recent market conditions on the funds' investment strategy and on performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated November 1, 2005 provides more detailed information about the funds and is incorporated into this prospectus by reference.

YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUNDS, AND MAKE INQUIRIES ABOUT THE FUNDS, BY CONTACTING:

        MFS Service Center, Inc.
        500 Boylston Street
        Boston, MA 02116-3741
        Telephone: 1-877-960-6077
        Internet: MFS.COM

Information about the funds (including their prospectus, SAI and shareholder reports) can be reviewed and copied at the:

        Public Reference Room
        Securities and Exchange Commission
        Washington, D.C., 20549-6009

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

        The Trust's Investment Company Act file number is 811-6174.

                                           [union label]    MFSI-PRO  11/05  9m

                                                     --------------------------
                                                     MFS(R) INSTITUTIONAL TRUST
                                                     --------------------------
                                                     NOVEMBER 1, 2005

M F S(SM)                                               STATEMENT OF ADDITIONAL
INVESTMENT MANAGEMENT(R)                                            INFORMATION


MFS(R) INSTITUTIONAL TRUST 500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000

This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information that may be of interest to investors but that is not necessarily included in the Funds' Prospectus dated November 1, 2005 as supplemented from time to time. The Fund's financial statements are incorporated into this SAI by reference to the Funds' most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (please see back cover for address and telephone number).


This SAI relates to the four Funds identified on page three hereof. Shares of these Funds are designed for sale to institutional investor clients of MFS and MFS Institutional Advisors, Inc., a wholly owned subsidiary of MFS, and other similar investors.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.



                                                                MFSI-SAI  11/05

STATEMENT OF ADDITIONAL INFORMATION

-----------------
TABLE OF CONTENTS
-----------------

                                                                           Page
I     Definitions .......................................................     3
II    Investment Techniques, Practices and Risks ........................     3
III   Investment Restrictions ...........................................     3
IV    Management of the Funds ...........................................     4
          Board Oversight ...............................................     4
          Trustees and Officers -- Identification and Background ........     4
          Trustee Compensation and Committees ...........................     4
          Share Ownership ...............................................     4
          Indemnification of Trustees and Officers ......................     4
          Investment Adviser ............................................     4
          Portfolio Managers ............................................     4
          Investment Advisory Agreement .................................     5
          Advisory Compensation .........................................    12
          Administrator .................................................    13
          Custodian .....................................................    13
          Shareholder Servicing Agent ...................................    13
          Distributor ...................................................    14
          Codes of Ethics ...............................................    14
V     Financial Intermediary Commissions and Concessions ................    14
          Marketing Support Payments ....................................    14
          Program Support Payments ......................................    14
          Processing Support Payments ...................................    15
          Other Payments ................................................    15
VI    Portfolio Transactions and Brokerage Commissions ..................    15
VII   Disclosure of Portfolio Holdings ..................................    17
VIII  Tax Considerations ................................................    18
IX    Net Income and Distributions ......................................    22
X     Determination of Net Asset Value ..................................    22
XI    Descriptions of Shares, Voting Rights and Liabilities .............    23
XII   Independent Registered Public Accounting Firm and Financial
      Statements ........................................................    24
      Appendix A -- Trustees and Officers -- Identification and
                    Background ........................................     A-1
      Appendix B -- Trustee Compensation and Committees ...............     B-1
      Appendix C -- Share Ownership ...................................     C-1
      Appendix D -- Portfolio Managers ................................     D-1
      Appendix E -- Investment Techniques, Practices and Risks ........     E-1
      Appendix F -- Description of Bond Ratings .......................     F-1
      Appendix G -- Proxy Voting Policies .............................     G-1
      Appendix H -- Recipients of Non-Public Holdings on an Ongoing
                    Basis .............................................     H-1
      Appendix I -- NASD Program Support Payments .....................     I-1

I     DEFINITIONS

      "Trust" - MFS Institutional Trust, a Massachusetts business trust organized on September 13, 1990.

      "International Equity Fund" - MFS Institutional International Equity Fund, a diversified series of the Trust.*

      "International Research Equity Fund" - MFS Institutional International Research Equity Fund, a diversified series of the Trust.*

      "Large Cap Growth Fund" - MFS Institutional Large Cap Growth Fund, a diversified series of the Trust.*

      "Large Cap Value Fund" - MFS Institutional Large Cap Value Fund, a diversified series of the Trust.*

      "Funds" - International Equity Fund, International Research Equity Fund, Large Cap Growth Fund and Large Cap Value Fund.

      "MFS" or the "Adviser" - Massachusetts Financial Services Company, a Delaware corporation.

      "MFD" - MFS Fund Distributors, Inc., a Delaware Corporation.

      "Prospectus" - The Prospectus of the Funds, dated Novem- ber 1, 2005 as amended or supplemented from time to time.

      Other capitalized terms not defined herein have the respective meanings ascribed thereto in Appendix E to this SAI.

      ----------------
      * Being a diversified series of the Trust means that, with respect to 75% of its total assets, the series may not (1) purchase more than 10% of the outstanding voting securities of any one issuer, or (2) purchase securities of any issuer if, as a result, more than 5% of the series' total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities or to investments in other investment companies.

II    INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

      Set forth in Appendix E of this SAI is a description of investment techniques and practices which the Funds may generally use in pursuing their investment objectives and investment policies to the extent such techiques and practices are consistent with their investment objectives and investment policies, and a description of the risks associated with these investment techniques and practices. References to a "Fund" in Appendix E does not mean that each Fund in the Trust may engage in the investment technique or practice described. Please review Appendix A of the Fund's prospectus for a list of the investment techniques and practices which generally are or may be utilized by your Fund. The following percentage limitations (as a percentage of net assets) apply to certain of these investment techniques and practices:

                                          PERCENTAGE LIMITATION
                                          (BASED ON THE FUND'S
          INVESTMENT POLICY               NET ASSETS)
          -----------------               ---------------------

      1. INTERNATIONAL EQUITY FUND
         Foreign Securities: ..........   100%
         Emerging Market Securities: ..    25%
      2. INTERNATIONAL RESEARCH EQUITY
         FUND
         Emerging Market Securities: ..   25%
         Options* .....................    5%
      3. LARGE CAP GROWTH FUND
         Foreign Securities (ADRs and
         U.S. exchange-listed foreign
         securities only): ............   10%
      4. LARGE CAP VALUE FUND
         Foreign Securities (ADRs and
         U.S. exchange-listed foreign
         securities only): ............   10%

    *Investing in Options is not a principal focus of any of the Funds.

III   INVESTMENT RESTRICTIONS

      INVESTMENT RESTRICTIONS. The Trust on behalf of each Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of that Fund's shares which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund.

      As fundamental investment restrictions, each Fund may not:

        (1) borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act"), and exemptive orders granted under such Act;

        (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling a portfolio security;

        (3) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

        (4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act;

        (5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities; and

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

      In addition, each Fund has adopted the following non-fundamental policy, which may be changed without shareholder approval. Each Fund will not invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of a Fund's limitation on investment in illiquid securities. Securities that are not registered under the 1933 Act and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% limitation.

      Except for fundamental investment restriction (1) and the non-fundamental investment policy regarding investing in illiquid securities, these investment restrictions and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in non-fundamental policy
      (1), each Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

IV    MANAGEMENT OF THE FUNDS

      BOARD OVERSIGHT
      The Board of Trustees of the Trust provides broad supervision over the affairs of each Fund. MFS is responsible for the investment management of each Fund's assets and the officers of the Trust are responsible for its operations. The Trustees have appointed several persons to serve as "Advisory Trustees," each of whom have been nominated by the Trustees for election as Trustees by shareholders.

      TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND
      The identification and background of the Trustees and officers of the Trust are set forth in Appendix A to this SAI.

      TRUSTEE COMPENSATION AND COMMITTEES
      Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, as well as information regarding the committees of the Board of Trustees, is set forth in Appendix B to this SAI.

      SHARE OWNERSHIP
      Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar range value of each Trustee's share ownership in each Fund and, on an aggregate basis, in all MFS funds, by investors who control a Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix C to this SAI.

      INDEMNIFICATION OF TRUSTEES AND OFFICERS
      The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

      PORTFOLIO MANAGERS
      Information regarding each Fund's portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares and possible conflicts of interest, is set forth in Appendix D.

      INVESTMENT ADVISER
      The Trust has retained Massachusetts Financial Services Company ("MFS" or the "Adviser") as each Fund's investment adviser. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada Inc. (a diversified financial services organization).

      MFS votes proxies on behalf of the Funds pursuant to the proxy voting policies described in Appendix G to this SAI. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30th is available without charge by visiting mfs.com and clicking on "Proxy Voting" and by visiting the Securities and Exchange Commission's ("SEC") website at http:// www.sec.gov.

      INVESTMENT ADVISORY AGREEMENT -- The Adviser manages each Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement") for all of the Funds in the Trust. Under the Advisory Agreement, the Adviser provides each Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for each Fund. For these services and facilities, the Adviser receives an annual investment advisory fee, computed and paid monthly, as disclosed in the Prospectus under the heading "Management of the Funds."

        The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense investment advisory and administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.

        The Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" of this SAI) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" of this SAI), or by either party on not more than 60 days' nor less than 30 days' written notice.

      MFS INSTITUTIONAL INTERNATIONAL EQUITY FUND

      BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT
      The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Fund's investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2005 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Fund's investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

      In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

      In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2004 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("peer funds"), (ii) information provided by Lipper Inc. on the Fund's advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of peer funds identified by objective criteria suggested by MFS,
      (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate account and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Fund, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

      The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

      Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund's total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the Fund's total return performance in comparison to the performance of similar funds in its Lipper performance universe over the three-year period ended December 31, 2004, which the Trustees believed was a long enough period to reflect differing market conditions. The Fund's performance was in the 3rd percentile relative to the other funds in the universe for this three-year period (the 1st percentile being the best performers and the 100th percentile being the worst performers). The Fund's total return performance was in the 3rd percentile for the one-year period and the 4th percentile for the five-year period ended December 31, 2004 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

      In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, regarding the Fund's performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS' responses and efforts relating to investment performance.

      In assessing the reasonableness of the Fund's advisory fee, the Trustees considered, among other information, the Fund's advisory fee and total expense ratio as a percentage of average net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered whether the Fund was subject to any fee waivers or reductions or expense limitations. The Trustees also considered that, according to the Lipper data, the Fund's effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

      The Trustees also considered the advisory fees charged by MFS to institutional separate accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional separate accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out- flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional separate accounts.

      The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund's advisory fee rate schedule is not currently subject to any breakpoints. Taking into account fee waivers or reductions or expense limitations, if any, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

      The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

      After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS to the Fund.

      In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser which also serves other investment companies as well as other accounts.

      The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund's behalf, including securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

      The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions to pay for research and other similar services (including MFS' general policy to pay directly for third-party research), and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Fund.

      Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund's investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2005.

      MFS INSTITUTIONAL INTERNATIONAL RESEARCH EQUITY FUND

      BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT
      The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Fund's investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2005 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Fund's investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

      In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

      In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for the one-year period ended December 31, 2004 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("peer funds"), (ii) information provided by Lipper Inc. on the Fund's advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of peer funds identified by objective criteria suggested by MFS,
      (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate account and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Fund, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

      The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

      Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund's total return investment performance as well as the performance of peer groups of funds for the one-year period ended December 31, 2004. The Fund's performance was in the 25th percentile relative to the other funds in the universe for this one-year period (the 1st percentile being the best performers and the 100th percentile being the worst performers). The Fund commenced investment operations in 2002, therefore, no performance percentile for the three- or five-year period was available. Because of the passage of time, this performance is likely to differ from performance results for more recent periods, including those shown elsewhere in this report.

      In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, regarding the Fund's performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS' responses and efforts relating to investment performance.

      In assessing the reasonableness of the Fund's advisory fee, the Trustees considered, among other information, the Fund's advisory fee and total expense ratio as a percentage of average net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered whether the Fund was subject to any fee waivers or reductions or expense limitations. The Trustees also considered that, according to the Lipper data, the Fund's effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

      The Trustees also considered the advisory fees charged by MFS to institutional separate accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional separate accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out- flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional separate accounts.

      The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund's advisory fee rate schedule is not currently subject to any breakpoints. Taking into account fee waivers or reductions or expense limitations, if any, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

      The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

      After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS to the Fund.

      In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser which also serves other investment companies as well as other accounts.

      The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund's behalf, including securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

      The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions to pay for research and other similar services (including MFS' general policy to pay directly for third-party research), and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Fund.

      Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund's investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2005.

      MFS INSTITUTIONAL LARGE CAP GROWTH FUND

      BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT
      The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Fund's investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2005 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Fund's investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

      In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

      In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2004 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("peer funds"), (ii) information provided by Lipper Inc. on the Fund's advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of peer funds identified by objective criteria suggested by MFS,
      (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate account and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Fund, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

      The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

      Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund's total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the Fund's total return performance in comparison to the performance of similar funds in its Lipper performance universe over the three-year period ended December 31, 2004, which the Trustees believed was a long enough period to reflect differing market conditions. The Fund's performance was in the 53rd percentile relative to the other funds in the universe for this three-year period (the 1st percentile being the best performers and the 100th percentile being the worst performers). The Fund's total return performance was in the 44th percentile for the one-year period ended December 31, 2004 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

      In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, regarding the Fund's performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS' responses and efforts relating to investment performance.

      In assessing the reasonableness of the Fund's advisory fee, the Trustees considered, among other information, the Fund's advisory fee and total expense ratio as a percentage of average net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered whether the Fund was subject to any fee waivers or reductions or expense limitations. The Trustees also considered that, according to the Lipper data, the Fund's effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

      The Trustees also considered the advisory fees charged by MFS to institutional separate accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional separate accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out- flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional separate accounts.

      The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund's advisory fee rate schedule is not currently subject to any breakpoints. Taking into account fee waivers or reductions or expense limitations, if any, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

      The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

      After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS to the Fund.

      In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser which also serves other investment companies as well as other accounts.

      The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund's behalf, including securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

      The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions to pay for research and other similar services (including MFS' general policy to pay directly for third-party research), and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Fund.

      Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund's investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2005.

      MFS INSTITUTIONAL LARGE CAP VALUE FUND

      BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT
      The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Fund's investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2005 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Fund's investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

      In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

      In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2004 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("peer funds"), (ii) information provided by Lipper Inc. on the Fund's advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of peer funds identified by objective criteria suggested by MFS,
      (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate account and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Fund, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

      The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

      Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund's total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the Fund's total return performance in comparison to the performance of similar funds in its Lipper performance universe over the three-year period ended December 31, 2004, which the Trustees believed was a long enough period to reflect differing market conditions. The Fund's performance was in the 10th percentile relative to the other funds in the universe for this three-year period (the 1st percentile being the best performers and the 100th percentile being the worst performers). The Fund's total return performance was in the 6th percentile for the one-year period ended December 31, 2004 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

      In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, regarding the Fund's performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS' responses and efforts relating to investment performance.

      In assessing the reasonableness of the Fund's advisory fee, the Trustees considered, among other information, the Fund's advisory fee and total expense ratio as a percentage of average net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered whether the Fund was subject to any fee waivers or reductions or expense limitations. The Trustees also considered that, according to the Lipper data, the Fund's effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

      The Trustees also considered the advisory fees charged by MFS to institutional separate accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional separate accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out- flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional separate accounts.

      The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund's advisory fee rate schedule is not currently subject to any breakpoints. Taking into account fee waivers or reductions or expense limitations, if any, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

      The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

      After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS to the Fund.

      In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser which also serves other investment companies as well as other accounts.

      The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund's behalf, including securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

      The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions to pay for research and other similar services (including MFS' general policy to pay directly for third-party research), and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Fund.

      Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund's investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2005.

      GENERAL
      The Advisory Agreement may be approved, renewed, amended or terminated as to one Fund in the Trust, even though the Agreement is not approved, renewed, amended or terminated as to any other Fund in the Trust.

        The Advisory Agreement grants to the Trust and each Fund a non-exclusive and non-transferable right and sub-license to use the names
      "Massachusetts Financial Services," "MFS" or any derivatives or logos associated with those names. If MFS for any reason no longer serves as investment adviser to a Fund, the Fund will promptly cease to use these MFS marks. MFS may permit other clients to use these MFS marks in their names or other material.

        The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their duties and obligations under the Advisory Agreement.

        The Adviser is free to render investment and/or other services to others, but the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner. Whenever the Fund and one or more other funds or accounts advised by the Adviser have money available for investment, investments or opportunities to sell investments will be allocated in a manner believed by the Adviser to be fair and equitable to each client. The Advisory Agreement provides that the Adviser may cause a Fund to pay a broker or dealer a higher commission than another broker or dealer might have charged for effecting that transaction, if the Adviser determines, in good faith, that the higher commission was reasonable in relation to the value of brokerage and research services provided by the broker or dealer. For more information about the Fund's investment allocation and brokerage practices, see "Portfolio Transactions and Brokerage Commissions" below.

      ADVISORY COMPENSATION
      Each Fund paid compensation to MFS over the specified periods as follows:

                                           NET AMOUNT
                                          PAID TO MFS     AMOUNT
                                          FOR ADVISORY    WAIVED
      FISCAL YEAR ENDED                     SERVICES      BY MFS
      -------------------------------------------------------------
      International Equity Fund
          June 30, 2005                     $5,724,099     $      0
          June 30, 2004                      2,953,350            0
          June 30, 2003                        698,931            0
      International Research Equity Fund
          June 30, 2005                     $  905,078     $      0
          June 30, 2004                        622,060            0
          June 30, 2003                        305,176            0

      Large Cap Growth Fund
          June 30, 2005                     $  286,354     $143,858
          June 30, 2004                      1,067,223      536,626
          June 30, 2003                        874,415      437,015
      Large Cap Value Fund
          June 30, 2005                     $  641,868     $ 58,365
          June 30, 2004                        781,896       71,053
          June 30, 2003                        435,313       39,860

      The Trust pays the compensation of the Trustees who are "not affiliated" with MFS and all expenses of each Fund (other than those assumed by MFS) including but not limited to: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to a Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of a Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian, for all services to a Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of a Fund; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which a Fund is a party or otherwise may have an exposure, and the legal obligation which a Fund may have to indemnify the Trust's Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of each Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by each Fund except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

      ADMINISTRATOR
      MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the Funds. Under a Master Administrative Services Agreement between the Funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Boards of Trustees of the Funds. Each Fund is allocated a portion of these administrative costs based on its size and relative average net assets.

        Effective October 1, 2005, each Fund pays MFS an administrative fee up to the following annual percentage rates of the Fund's average daily net assets:

        First $2 billion                                            0.00886%
        From $2 billion to $4.5 billion                             0.00657%
        From $4.5 billion to $7 billion                             0.00031%
        In excess of $7 billion                                     0.00000%

      Each Fund paid compensation to MFS for administrative services over the specified periods as follows:


                                                               NET AMOUNT
                                                              PAID TO MFS FOR
                                                              ADMINISTRATIVE
      FISCAL YEAR ENDED                                         SERVICES
      -----------------------------------------------------------------------
      International Equity Fund
          June 30, 2005                                          $     0
          June 30, 2004                                                0
          June 30, 2003                                           11,009
      International Research Equity Fund
          June 30, 2005                                          $11,440
          June 30, 2004                                            7,508
          June 30, 2003                                            4,296
      Large Cap Growth Fund
          June 30, 2005                                          $ 4,045
          June 30, 2004                                           16,116
          June 30, 2003                                           16,834
      Large Cap Value Fund
          June 30, 2005                                          $     0
          June 30, 2004                                                0
          June 30, 2003                                                0

      CUSTODIAN
      State Street Bank and Trust Company, with a place of business at 225 Franklin St., Boston, MA 02110, and/or JP Morgan Chase Bank, with a place of business at One Chase Manhattan Plaza, New York, NY 10081 (each a "Custodian") are the custodians of each Fund's assets. The Custodian's responsibilities include safekeeping and controlling each Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on each Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, serving as the Funds' foreign custody manager, providing reports on foreign securities depositories, and, with respect to State Street Bank and Trust Company, calculating the daily net asset value of each Fund. The Custodian does not determine the investment policies of each Fund or decide which securities each Fund will buy or sell. A Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. State Street Bank and Trust Company also acts as the dividend disbursing agent of each Fund.

      SHAREHOLDER SERVICING AGENT
      MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, is each Fund's shareholder servicing agent, pursuant to an Amended and Restated Shareholder Servicing Agreement (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of each Fund. For these services, MFSC receives a fee calculated as a percentage of the average daily net assets of each Fund at an effective annual rate of up to 0.0075%. In addition, MFSC is reimbursed by each Fund for certain expenses incurred by MFSC on behalf of each Fund. State Street Bank and Trust Company has contracted with MFSC to perform certain dividend disbursing agent functions for each Fund.

      Each Fund paid compensation to MFSC over the specified period as follows:

                                                            NET AMOUNT
                                                           PAID TO MFSC
                                                           FOR TRANSFER
                                                              AGENCY
      FISCAL YEAR ENDED                                      SERVICES
      ------------------------------------------------------------------
      International Equity Fund
          June 30, 2005                                          $     0
          June 30, 2004                                                0
          June 30, 2003                                            6,987
      International Research Equity Fund
          June 30, 2005                                          $ 9,202
          June 30, 2004                                            6,328
          June 30, 2003                                            3,051
      Large Cap Growth Fund
          June 30, 2005                                          $ 4,293
          June 30, 2004                                           16,010
          June 30, 2003                                           13,228
      Large Cap Value Fund
          June 30, 2005                                          $     0
          June 30, 2004                                                0
          June 30, 2003                                                0

    ----------

      DISTRIBUTOR
      MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of each Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of each Fund's shares (as defined in "Investment Restrictions" of this SAI) and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

      CODES OF ETHICS
      The Fund and its Adviser and Distributor have adopted separate codes of ethics as required under the Investment Company Act of 1940 (the "1940 Act"). Subject to certain conditions and restrictions, each code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department and securities transactions of certain personnel are subject to quarterly reporting and review requirements. These codes are on file with, and are available from, the Securities and Exchange Commission (the "SEC"). These codes can be reviewed and copied at the:

          Public Reference Room
          Securities and Exchange Commission
          Washington, D.C. 20549-0102

      Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. These codes also are available on the EDGAR Database on the Commission's internet website at http://www.sec.gov, and copies of these codes may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

V     FINANCIAL INTERMEDIARY COMMISSIONS AND CONCESSIONS

      Your financial intermediary may receive various forms of compensation from you, the Funds or MFD (for purposes of this section only, together with its affiliates, "MFD") in connection with the sale of shares of a Fund to you or your remaining an investor in a Fund. This may include payments by MFD from its own assets to certain financial intermediaries (including, any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates) under one or more of the following categories, each of which is described in greater detail below:

        o Marketing Support Payments;

        o Program Support Payments;

        o Processing Support Payments; and

        o Other payments.

        These payments may provide an additional incentive to your financial intermediary to actively promote the Funds or cooperate with the MFD's promotional efforts. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend a particular Fund or a share class. You should ask your financial intermediary for information about any payments it receives from MFD or the Funds and any services it provides, as well as about fees and/ or commissions it charges. Financial intermediaries may categorize and disclose these arrangements differently than MFD does. Financial intermediaries that sell Fund shares may also act as a broker or dealer in connection with a Fund's purchase or sale of portfolio securities. However, the Fund and MFS do not consider a financial intermediary's sale of shares of a Fund as a factor when choosing brokers or dealers to effect portfolio transactions for the Funds.

        These categories are not mutually exclusive, and a single financial intermediary may receive payments under all four categories.

        Appendix I of this SAI lists the member firms of the NASD to which MFD expects (as of October 20, 2005) to make marketing and/or program support payments. Payments may also be made to affiliates of these firms. Any additions, modifications or deletions to the broker-dealers identified in Appendix I that have occurred since October 20, 2005 are not reflected. In addition to member firms of the NASD, MFD also may make retail and program support payments to other financial intermediaries that sell or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not listed on Appendix I. You should ask your financial intermediary if it receives marketing or program support payments from MFD.

      MARKETING SUPPORT PAYMENTS
      MFD may make payments to financial intermediaries that introduce or provide services to accounts that purchase shares of one or more of the Funds. In the case of any one financial intermediary, marketing support payments generally will not exceed 10% of MFS first-year revenues attributable to the accounts of such financial intermediary. This limitation is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. Marketing Support Payments may be made in addition to other payments to a financial intermediary, including "Program Support Payments" described below.

      PROGRAM SUPPORT PAYMENTS
      MFD also may make payments to certain financial intermediaries that provide services to MFD, the Funds or their shareholders through programs such as retirement plans or qualified tuition programs. In addition to the opportunity to participate in a financial intermediary's program, program support may include one or more of the following, which will vary depending upon the nature of the program: participant or shareholder record-keeping, reporting or transaction processing, program administration, fund/investment selection and monitoring, enrollment and education. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

        MFD compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary. Program support payments to a financial intermediary generally will not exceed 0.35% of the total assets in the program, on an annual basis. This limitation is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. Program support payments may be made in addition to other payments to a financial intermediary, including "Marketing Support Payments" described above.

      PROCESSING SUPPORT PAYMENTS
      MFD also may make payments to certain financial intermediaries involved with the sale of shares of the Funds to help offset these financial intermediaries' costs associated with the shareholder account maintenance support. The types of payments that MFD may make under this category include, among others, one-time payments for ancillary services such as setting up Funds on a financial intermediary's mutual fund trading system, or related consulting services.

      OTHER PAYMENTS
      From time to time, MFD, at its expense, may make additional payments to financial intermediaries that sell or provide services in connection with the sale of shares of the Funds. Such payments by MFD may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with participation in and/or presentation at conferences or seminars, sales or training programs, investor entertainment and investor events, and other sponsored events. MFS also may bear travel expenses, including lodging, incurred by financial intermediaries in connection with investor prospecting, retention and due diligence trips. MFS may purchase research or analytics from entities that are involved in evaluation or recommending MFS as an investment manager. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. MFD makes payments for events or entertainment it deems appropriate, subject to MFD guidelines and applicable law. These payments may vary depending upon the nature of the event.

      GENERAL
      Please consult your financial intermediary or MFS for information about any payments the financial intermediary receives from MFD and any services provided.

VI    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

      Specific decisions to purchase or sell securities for each Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity.

        In connection with the selection of broker dealers and the placing of Fund portfolio transactions, the Adviser seeks to achieve for the Fund the best overall price and execution available from brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in that and other transactions.

        In the case of securities traded in the over-the-counter market, portfolio transactions may be effected either on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or on a principal basis at net prices without commissions, but which include compensation to the broker-dealer in the form of a mark-up or mark-down, depending on where the Adviser believes best execution is available. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are, in effect, recaptured by the Funds.

        As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), the Adviser may cause a Fund to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other brokers or dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Funds and its other clients. "Commissions," as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

        The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

        Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research"); for example, investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of each Fund. The Adviser may use brokerage commissions from each Fund's portfolio transactions to acquire Research, subject to the procedures and limitations described in this discussion.

        The advisory fee paid by each Fund to the Adviser is not reduced as a consequence of the Adviser's receipt of Research. To the extent each Fund's portfolio transactions are used to obtain Research, the brokerage commissions paid by each Fund might exceed those that might otherwise be paid. The Research received may be useful and of value to the Adviser in serving both a Fund and other clients of the Adviser; accordingly, not all of the Research provided by brokers through which each Fund effects securities transactions may be used by the Adviser in connection with the Fund. While the Research is not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the Research, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

        From time to time, the Adviser prepares a list of broker-dealer firms that have been deemed by the Adviser to provide valuable Research as determined periodically by the investment staff ("Research Firms"), together with a suggested non-binding amount of brokerage commissions to be allocated to each of these Research Firms, subject to certain requirements. All trades with Research Firms will be executed in accordance with the Adviser's obligation to seek best execution for its client accounts. Neither the Adviser nor a Fund has an obligation to any Research Firm if the amount of brokerage commissions paid to the research firm is less than the applicable non-binding target. The Adviser reserves the right to pay cash to the Research Firm from its own resources in an amount the Adviser determines in its discretion. The amount of transactions allocated to Research Firms, and related commissions, for the Fund's most recent fiscal year are set forth below under the caption "Transactions with Research Firms."

        If the Adviser determines that any service or product has a mixed use, (i.e., the service or product also serves functions that do not assist the investment decision-making or trading process), the Adviser will allocate the costs of such service or product accordingly in its reasonable discretion. The Adviser will allocate brokerage commissions to Research Firms only for the portion of the service or product that the Adviser determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

        Certain Funds have entered into an arrangement under which, with respect to certain brokerage transactions directed to certain broker-dealers, the Funds receive a credit for part of the brokerage commission paid, which is applied against expenses of the Funds. In addition, the Funds have an expense offset arrangement that reduces the Funds' custodian fees based upon the amount of cash maintained by the Funds with their custodian and dividend disbursing agent, State Street Bank and Trust Company.

        In effecting portfolio transactions on behalf of each Fund and the Adviser's other clients, the Adviser from time to time may instruct the broker-dealer that executes a transaction to allocate, or "step out," a portion of such transaction to another broker-dealer. The broker-dealer to which the Adviser has "stepped out" would then settle and complete the designated portion of the transaction, and the executing broker-dealer would settle and complete the remaining portion of the transaction that has not been "stepped out." Each broker-dealer may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

        In certain instances there may be securities that are suitable for a Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for a Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. The Adviser has adopted policies that are reasonably designed to ensure that when two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. Among other things, these policies prohibit allocations of equity initial public offerings, equity limited offerings or fixed income new issues to, among others: (1) private funds or accounts principally owned by the Adviser's officers and/or employees, or the Trust's employees or Trustees; and (2) any accounts owned beneficially solely by the Adviser or any direct or indirect subsidiary of the Adviser. However, these policies do not prohibit allocations to funds or accounts owned beneficially by Sun Life of Canada (U.S.) Financial Services Holdings, Inc., or Sun Life Financial Services of Canada, Inc. or their affiliates other than the Adviser and its direct and indirect subsidiaries.

      It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Adviser believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

      BROKERAGE COMMISSIONS
      .........................................................................

      The following brokerage commissions were paid by certain Funds for the fiscal year ended June 30, 2005:

                                                              BROKERAGE
                                                             COMMISSIONS
      FUND                                                  PAID BY FUND
      -------------------------------------------------------------------
      International Equity Fund                              $1,354,112
      International Research Equity Fund                        396,320
      Large Cap Growth Fund                                     104,964
      Large Cap Value Fund                                       66,178

      SECURITIES ISSUED BY REGULAR BROKER-DEALERS
      .........................................................................

      During the fiscal year ended June 30, 2005, certain Funds purchased securities issued by the following regular broker- dealers of those Funds, which had the following value as of June 30, 2005:

                                                           VALUE OF SECURITIES
      FUND/BROKER-DEALER                                   AS OF JUNE 30, 2005
      ------------------------------------------------------------------------
      International Equity Fund/
        UBS AG                                                     $23,832,393

      International Research Equity Fund/
        Morgan Stanley                                             $ 2,130,000
        UBS AG                                                       2,585,032

      Large Cap Growth Fund/
        Citigroup, Inc.                                            $   931,620
        Goldman Sachs Group, Inc.                                      173,434
        Merrill Lynch & Co., Inc.                                      168,331

      Large Cap Value Fund/
        Bank of America Corp.                                      $ 4,263,349
        Citigroup, Inc.                                              3,821,834
        Goldman Sachs Group, Inc.                                    2,975,923
        J.P. Morgan Chase & Co.                                        438,674
        Lehman Bros. Holdings, Inc.                                    640,356
        Merrill Lynch & Co., Inc.                                      787,193

      TRANSACTIONS WITH RESEARCH FIRMS
      .........................................................................
      During the last fiscal year ended June 30, 2005, the Funds allocated the following amount of transactions, and related commissions to broker-dealer firms that have been deemed by the Adviser to provide valuable Research ("Research Firms"). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms.(1)


                                       DOLLAR AMOUNT OF     COMMISSIONS PAID ON
                                       TRANSACTIONS WITH     TRANSACTIONS WITH
                                        RESEARCH FIRMS         RESEARCH FIRMS
      -------------------------------------------------------------------------
      Institutional International
       Equity Fund ....................  $544,423,981           $994,626
      Institutional International
       Research Equity Fund ...........  $181,686,938           $335,407
      Institutional Large Cap Growth
       Fund ...........................  $ 87,012,581           $ 97,750
      Institutional Large Cap Value
       Fund ...........................  $ 55,132,159           $ 56,363
      ----------
      (1) The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms.

VII   DISCLOSURE OF PORTFOLIO HOLDINGS

      The Funds have established a policy governing the disclosure of a Fund's portfolio holdings which is designed to protect the confidentiality of the Fund's non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Funds' Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS' general counsel or a senior member of the MFS legal department acting under the supervision of MFS' general counsel (an "Authorized Person").

      Registered investment companies that are sub-advised by MFS may be subject to different portfolio holdings disclosure policies, and neither MFS nor the Board of Trustees of the Funds exercises control over such policies. In addition, separate account clients of MFS have access to their portfolio holdings and are not subject to the Funds' portfolio holdings disclosure policies. Some of the funds that are sub-advised by MFS and some of the separate accounts managed by MFS have substantially similar or identical investment objectives and strategies to the Funds, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as certain Funds.

      Neither MFS nor the Funds will receive any compensation or other consideration in connection with its disclosure of Fund portfolio holdings.

      PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS. In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, a Fund may make its portfolio holdings publicly available on the MFS website in such scope and form and with such frequency as MFS may reasonably determine. Each Fund's prospectus describes, to the extent applicable, the type of information that is disclosed on MFS' website, as well as the frequency with which this information is disclosed and the lag between the date of the information and the date of its disclosure.

        A Fund's portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information,
      (b) the day after the Fund makes such information available on its website (assuming that it discloses in its prospectus that such information is available on its website), or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

      DISCLOSURE OF NON-PUBLIC PORTFOLIO HOLDINGS. A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information (such agreements may not be required in circumstances such as where portfolio securities are disclosed to brokers to obtain bids/prices or in interviews with the media), and MFS will seek to monitor a recipient's use of non-public portfolio holdings provided under these agreements and, when appropriate, use its best efforts to enforce the terms of such agreements. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS and its affiliates.

        In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a Fund's shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the Fund, on the other, the Authorized Person must inform MFS' conflicts officer of such potential conflict, and MFS' conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the Funds' Independent Chief Compliance Officer and the Board of Trustees of the Funds. MFS also reports to the Board of Trustees of the Funds regarding the disclosure of information regarding the Funds that is not publicly available.

        Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

        o Employees of MFS or MFD (collectively "Fund representatives") disclose non- public portfolio holdings in connection with the day-to-day operations and management of the Funds. Full portfolio holdings are disclosed to a Fund's custodians, independent registered public accounting firm and financial printers. Portfolio holdings are disclosed to a Fund's pricing service vendors and broker-dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with Fund operations, including accounting, compliance support and pricing. Portfolio holdings may also be disclosed to persons assisting a Fund in the voting of proxies or in connection with litigation relating to Fund portfolio holdings. In connection with managing the Funds, MFS may use analytical systems provided by third parties who may have access to Fund portfolio holdings.

        o Non-public portfolio holdings may be disclosed in connection with in-kind purchases and redemptions of Fund shares and in other circumstances not described above subject to compliance with the applicable disclosure standards.

        In addition, subject to such disclosure not being impermissible under applicable law or regulation, Fund Representatives may disclose Fund portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

        o Fund Representatives may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Fund Representatives may also express their views orally or in writing on one or more of a Fund's portfolio holdings or may state that a Fund has recently purchased or sold one or more holdings.

        o Fund Representatives may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/ book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics.

        The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

      ONGOING ARRANGEMENTS TO MAKE NON-PUBLIC PORTFOLIO HOLDINGS AVAILABLE. With authorization from an Authorized Person, Fund Representatives may disclose non-public Fund portfolio holdings to the recipients identified on Appendix H of this SAI, or permit the recipients identified on Appendix H of this SAI to have access to non-public Fund portfolio holdings, on an on-going basis.

        This list of recipients on Appendix H is current as of October 20, 2005, and any additions, modifications or deletions to this list that have occurred since October 20, 2005 are not reflected. The portfolio holdings of the Funds which are provided to these recipients, or to which these recipients have access, may be the Funds' current portfolio holdings. As a condition to receiving or being provided access to non-public Fund portfolio holdings, the recipients listed in Appendix H must agree or have a duty to maintain this information in confidence.

VIII  TAX CONSIDERATIONS

      The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting each Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact in investment in a Fund may have on their own tax situations.

      TAX TREATMENT OF THE FUND
      FEDERAL TAXES -- Each Fund is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund has elected to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code.

        In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

          (a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

          (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid-generally, taxable ordinary income and the excess, if any, of the net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

          (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested
        (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the Funds' investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

        In general, for purposes of the 90% income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded on a secondary market or the substantial equivalent there of and (ii) that derives less than 90% of its income from the qualifying income described in paragraph
      (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

        As a regulated investment company, each Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. Each Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If a Fund failed to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as dividend income to the shareholders.

        If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by a Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

      MASSACHUSETTS TAXES -- As long as it qualifies as a regulated investment company under the Code, a Fund will not be required to pay Massachusetts income or excise taxes.

      TAXATION OF SHAREHOLDERS
      TAX TREATMENT OF DISTRIBUTIONS -- Shareholders of a Fund normally will have to pay federal income tax and any state or local income taxes on the dividends and "Capital Gain Dividends" (as defined below) they receive from a Fund. Except as described below, any distributions from ordinary income or from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares.

        For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Payments in lieu of dividends, such as pursuant to securities lending arrangements, also do not qualify to be treated as qualified dividend income.

        In general, distribution of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. In any event, if the qualified dividend income received by a Fund during any taxable year is 95% or more of its gross income, then 100% of the Fund's dividends (other than Capital Gain Dividends), will be eligible to be treated as quailed dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over the net long- term capital loss.

        Properly designated distributions of net capital gain (i.e., the excess of net long-term capital gain over the net short-term capital loss) ("Capital Gains Dividends"), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.

        Long-term capital gain rates applicable to individuals have been temporarily reduced for taxable years beginning on or before December 31, 2008.

        Any Fund dividend that is declared in October, November or December of any calendar year, payable to shareholders of record in such a month and paid during the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. Each Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

        Any Fund distribution, other than dividends that are declared by a Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution (other than an exempt-interest dividend) may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

      CAPITAL LOSS CARRYOVERS -- Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to each Fund are shown in the notes to the financial statements incorporated by reference into this Statement of Additional Information.

      DIVIDENDS-RECEIVED DEDUCTION -- If a Fund receives dividend income from U.S. corporations, a portion of the Fund's ordinary income dividends is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

      DISPOSITION OF SHARES -- In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any Capital Gain Dividends made with respect to those shares.

      SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS -- Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

      U.S. TAXATION OF NON-U.S. PERSONS -- In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a Non-U.S. Person") are subject to withholding of U.S federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign- source dividend and interest income) that, if paid to a Non-U.S. Person directly, would not be subject to withholding. However, effective for taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts with respect to (i) distributions (other than distributions to a Non-U.S. Person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. Person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. Person and the Non-U.S. Person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual Non-U.S. Person (an "interest-related dividend"), and (ii) distributions (other than distributions to an individual Non-U.S. Person who is present in the United States for a period or periods aggregating 183 day or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses (a "short-term capital gain dividend"), in each such case to the extent such distributions are properly designated by the Fund. This provision will first apply to each Fund in its taxable year beginning after December 31, 2004. The Funds do not currently designate distributions as interest-related dividends or as short-term capital gain dividends. In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax.

        If a beneficial holder who is a Non-U.S. Person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

        Tax legislation enacted in 2004 modifies the tax treatment of distributions from a Fund that are paid to a Non-U.S. Person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under this legislation, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to Non-U.S. Persons attributable to gains from the sale or exchange of USRPIs (USRPI Distributions") will give rise to an obligation for those Non-U.S. Persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

        Under U.S. federal tax law, a beneficial holder of shares who is a Non-U.S. Person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States,
      (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of a Fund beginning after December 31, 2004) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange or USRPIs. Effective after December 31, 2004, and before January 1, 2008, if a Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by Non-U.S. Persons.

      BACKUP WITHHOLDING -- Each Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, including capital gain dividends, redemption proceeds (excerpt for redemptions by money market funds), and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

      FOREIGN INCOME TAXATION OF NON-U.S. PERSON -- Distributions received from the Fund by Non-U.S. Person may also be subject to tax under the laws of their own jurisdictions.

      STATE AND LOCAL INCOME TAXES: U.S. GOVERNMENT SECURITIES -- Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

      CERTAIN INVESTMENTS -- Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount (including certain high yield debt obligations) will cause a Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. A Fund's investments in REIT equity securities may also require the Fund to accrue and distribute income not yet received and may at other times result in the Fund's receipt of cash in excess of the REIT's earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income. Any investment in residual interests of a Collateralized Mortgage Obligation (a CMO) that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, each Fund serves to block unrelated business taxable income ("UBIT") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in REMICs; or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.

      OPTIONS, FUTURES CONTRACTS, AND FORWARD CONTRACTS -- Each Fund's transactions in options, futures contracts, forward contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Each Fund will limit its activities in options, futures contracts, forward contracts, short sales "against the box" and swaps and related transactions to the extent necessary to meet the diversification requirements of Subchapter M of the Code.

      FOREIGN INVESTMENTS -- Special tax considerations apply with respect to foreign investments by a Fund. Foreign exchange gains and losses realized by a Fund may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by a Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. A Fund may elect to mark to market certain investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

      FOREIGN INCOME TAXES -- Investments income received by each Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle each Fund to a reduced rate of tax or an exemption from tax on such income; each Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine each Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.

        If more than 50% of the total assets of a Fund are represented by direct investments in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to its shareholders foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If a Fund is not eligible, or does not elect, to "pass through" to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

      TAX SHELTER REPORTING -- Under Treasury regulations, if a shareholder recognizes a loss with respect o the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

IX    NET INCOME AND DISTRIBUTIONS

      Each Fund intends to distribute annually to its shareholders dividends equal to all of its net investment income. A Fund's net investment income consists of non-capital gain income less expenses. In addition, each Fund intends to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of those distributions, including whether any portion thereof represents a return of capital, after the end of each calendar year.

X     DETERMINATION OF NET ASSET VALUE

      The net asset value per share of each Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time) (the "valuation time") by deducting the amount of the liabilities attributable to each Fund from the value of the assets attributable to each Fund and dividing the difference by the number of shares of each Fund outstanding.

        Equity securities held by a Fund are valued at their market value when market quotations are readily available. Debt securities held by a Fund are valued based on information furnished by an independent pricing service or readily available market quotations. Certain short-term debt instruments used to manage a Fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. When pricing-service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the Fund's valuation time that may impact the value of securities traded in these foreign markets. In these cases, the Fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the Fund's valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

        All investments and assets are expressed in U.S. dollars based upon current currency exchange rates.

XI    DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

      The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes (although the Funds currently do not offer separate classes of shares). The Trust has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in a Fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

        Each shareholder of a Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of shares representing two-thirds of the voting power of the outstanding shares of the Trust.

        Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

        The Trust, or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class. The Trust, or any series or class, may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. If not so terminated, the Trust will continue indefinitely.

        The Trustees may cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Declaration of Trust to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has granted enforcement no- action relief for involuntary redemptions in limited circumstances.

        Under the Declaration of Trust, a Fund may, in the future, convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a fund invests all of its investable assets in another investment company with similar investment objectives and policies. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.

        The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

        The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

        The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

        The Trust's Declaration of Trust provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

XII   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

      Deloitte & Touche LLP is each Fund's independent registered public accounting firm, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

        Each Fund's Financial Statements and Financial Highlights for the fiscal year ended June 30, 2005 are incorporated by reference into this SAI from the Fund's Annual Report to shareholders and have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in its report, which is incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

----------
APPENDIX A
----------

                                  TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2005, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.


--------------------------------------------------------------------------------------------------------------------------

                              POSITION(s) HELD   TRUSTEE/OFFICER       PRINCIPAL OCCUPATIONS DURING THE PAST
NAME, DATE OF BIRTH              WITH FUND           SINCE(1)            5 YEARS & OTHER DIRECTORSHIPS(2)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------------
Robert J. Manning(3)      Trustee and President   February 2004        Massachusetts Financial Services Company, Chief
(born 10/20/63)                                                        Executive Officer, President, Chief Investment
                                                                       Officer and Director
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Robert C. Pozen(3)        Trustee                 February 2004        Massachusetts Financial Services Company,
(born 08/08/46)                                                        Chairman (since February 2004); Harvard Law
                                                                       School (education), John Olin Visiting Professor
                                                                       (since July 2002); Secretary of Economic Affairs,
                                                                       The Commonwealth of Massachusetts (January 2002
                                                                       to December 2002); Fidelity Investments, Vice
                                                                       Chairman (June 2000 to December 2001); Fidelity
                                                                       Management & Research Company (investment
                                                                       adviser), President (March 1997 to July 2001);
                                                                       Bell Canada Enterprises (telecommunications),
                                                                       Director; Medtronic, Inc. (medical technology),
                                                                       Director; Telesat (satellite communications),
                                                                       Director
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

--------------------------------------------------------------------------------------------------------------------------
J. Atwood Ives            Trustee and Chair of    February 1992        Private investor; Eastern Enterprises (diversified
(born 05/01/36)           Trustees                                     services company), Chairman, Trustee and Chief
                                                                       Executive Officer (until November 2000)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Lawrence H. Cohn, M.D.    Trustee                 August 1993          Brigham and Women's Hospital, Chief of Cardiac
(born 03/11/37)                                                        Surgery; Harvard Medical School, Professor of
                                                                       Surgery
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
David H. Gunning          Trustee                 January 2004         Cleveland-Cliffs Inc. (mining products and service
(born 05/30/42)                                                        provider), Vice Chairman/ Director (since April
                                                                       2001); Encinitos Ventures (private investment
                                                                       company), Principal (1997 to April 2001); Lincoln
                                                                       Electric Holdings, Inc. (welding equipment
                                                                       manufacturer), Director
--------------------------------------------------------------------------------------------------------------------------
William R. Gutow          Trustee                 December 1993        Private investor and real estate consultant; Capitol
(born 09/27/41)                                                        Entertainment Management Company (video
                                                                       franchise), Vice Chairman
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Michael Hegarty           Trustee                 December 2004        Retired; AXA Financial (financial services and
(born 12/21/44)                                                        insurance), Vice Chairman and Chief Operating
                                                                       Officer (until May 2001); The Equitable Life
                                                                       Assurance Society (insurance), President and
                                                                       Chief Operating Officer (until May 2001)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Amy B. Lane               Trustee                 January 2004         Retired; Merrill Lynch & Co., Inc., Managing
(born 02/08/53)                                                        Director, Investment Banking Group (1997 to
                                                                       February 2001); Borders Group, Inc. (book and
                                                                       music retailer), Director; Federal Realty
                                                                       Investment Trust (real estate investment trust),
                                                                       Trustee
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Lawrence T. Perera        Trustee                 July 1981            Hemenway & Barnes (attorneys), Partner
(born 06/23/35)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
J. Dale Sherratt          Trustee                 August 1993          Insight Resources, Inc. (acquisition planning
(born 09/23/38)                                                        specialists), President; Wellfleet Investments
                                                                       (investor in health care companies), Managing
                                                                       General Partner (since 1993); Cambridge
                                                                       Nutraceuticals (professional nutritional
                                                                       products), Chief Executive Officer (until May
                                                                       2001)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Laurie J. Thomsen         Trustee                 March 2005           Private investor; Prism Venture Partners (venture
(born 08/05/57)                                                        capital), Co-founder and General Partner (until
                                                                       June 2004); St. Paul Travelers Companies
                                                                       (commercial property liability insurance),
                                                                       Director
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

OFFICERS
--------------------------------------------------------------------------------------------------------------------------
Robert J. Manning(3)      President and Trustee   February 2004        Massachusetts Financial Services Company, Chief
(born 10/20/63)                                                        Executive Officer, President, Chief Investment
                                                                       Officer and Director
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Tracy Atkinson(3)         Treasurer               September 2005       Massachusetts Financial Services Company, Senior
(born 12/30/64)                                                        Vice President (since September 2004);
                                                                       PricewaterhouseCooper s LLP, Partner (prior to
                                                                       September 2004)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Christopher R. Bohane(3)  Assistant Secretary and July 2005            Massachusetts Financial Services Company, Vice
(born 01/18/74)           Assistant Clerk                              President and Senior Counsel (since April 2003);
                                                                       Kirkpatrick & Lockhart LLP (law firm), Associate
                                                                       (prior to April 2003); Nvest Services Company,
                                                                       Assistant Vice President and Associate Counsel
                                                                       (prior to January 2001)
--------------------------------------------------------------------------------------------------------------------------
Jeffrey N. Carp(3)        Secretary and Clerk     September 2004       Massachusetts Financial Services Company, Executive
(born 12/01/56)                                                        Vice President, General Counsel and Secretary
                                                                       (since April 2004); Hale and Dorr LLP (law firm),
                                                                       Partner (prior to April 2004)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Ethan D. Corey(3)         Assistant Secretary and July 2005            Massachusetts Financial Services Company, Special
(born 11/21/63)           Assistant Clerk                              Counsel (since December 2004); Dechert LLP (law
                                                                       firm), Counsel (prior to December 2004)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Stephanie A. DeSisto(3)   Assistant Treasurer     May 2003             Massachusetts Financial Services Company, Vice
(born 10/01/53)                                                        President (since April 2003); Brown Brothers
                                                                       Harriman & Co., Senior Vice President (November
                                                                       2002 to April 2003); ING Groep N.V./Aeltus
                                                                       Investment Management, Senior Vice President
                                                                       (prior to November 2002)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
David L. DiLorenzo(3)     Assistant Treasurer     July 2005            Massachusetts Financial Services Company, Vice
(born 08/10/68)                                                        President (since June 2005); JP Morgan Investor
                                                                       Services, Vice President (January 2001 to June
                                                                       2005); State Street Bank, Vice President and
                                                                       Corporate Audit Manager (prior to January 2001)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Timothy M. Fagan(3)       Assistant Secretary and September 2005       Massachusetts Financial Services Company, Vice
(born 07/10/68)           Assistant Clerk                              President and Senior Counsel (since September
                                                                       2005); John Hancock Advisers, LLC, Vice President
                                                                       and Chief Compliance Officer (September 2004 to
                                                                       August 2005), Senior Attorney (prior to September
                                                                       2004); John Hancock Group of Funds, Vice
                                                                       President and Chief Compliance Officer (September
                                                                       2004 to December 2004)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Mark D. Fischer(3)        Assistant Treasurer     July 2005            Massachusetts Financial Services Company, Vice
(born 10/27/70)                                                        President (since May 2005); JP Morgan Investment
                                                                       Management Company, Vice President (prior to May
                                                                       2005)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Brian T. Hourihan(3)      Assistant Secretary and September 2004       Massachusetts Financial Services Company, Vice
(born 11/11/64)           Assistant Clerk                              President, Senior Counsel and Assistant Secretary
                                                                       (since June 2004); Affiliated Managers Group,
                                                                       Inc., Chief Legal Officer/ Centralized Compliance
                                                                       Program (January to April 2004); Fidelity
                                                                       Research & Management Company, Assistant General
                                                                       Counsel (prior to January 2004)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Ellen Moynihan(3)         Assistant Treasurer     April 1997           Massachusetts Financial Services Company, Vice
(born 11/13/57)                                                        President
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Susan S. Newton(3)        Assistant Secretary and May 2005             Massachusetts Financial Services Company, Senior
(born 03/07/50)           Assistant Clerk                              Vice President and Associate General Counsel
                                                                       (since April 2005); John Hancock Advisers, LLC,
                                                                       Senior Vice President, Secretary and Chief Legal
                                                                       Officer (prior to April 2005); John Hancock Group
                                                                       of Funds, Senior Vice President, Secretary and
                                                                       Chief Legal Officer (prior to April 2005)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Susan A. Pereira(3)       Assistant Secretary and July 2005            Massachusetts Financial Services Company, Vice
(born 11/05/70)           Assistant Clerk                              President and Senior Counsel (since June 2004);
                                                                       Bingham McCutchen LLP (law firm), Associate
                                                                       (January 2001 to June 2004); Preti, Flaherty,
                                                                       Beliveau, Pachios & Haley, LLC, Associate (prior
                                                                       to January 2001)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Frank L. Tarantino        Independent Chief       June 2004            Tarantino LLC (provider of compliance services),
(born 03/07/44)           Compliance Officer                           Principal (since June 2004); CRA Business
                                                                       Strategies Group (consulting services), Executive
                                                                       Vice President (April 2003 to June 2004); David
                                                                       L. Babson & Co. (investment adviser), Managing
                                                                       Director, Chief Administrative Officer and
                                                                       Director (February 1997 to March 2003)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
James O. Yost(3)          Assistant Treasurer     September 1990       Massachusetts Financial Services Company, Senior
(born 06/12/60)                                                        Vice President
--------------------------------------------------------------------------------------------------------------------------

----------
(1) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e.,
    "public companies").
(3) "Interested person" of the trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act), which is the principal federal law governing investment companies like the fund, as a result of position with
    MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Ives and Sherratt and Mses. Lane and Thomsen are members of the Trust's Audit Committee.

  Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of December 31, 2004, each Trustee served as a board member of 97 funds within the MFS Family of Funds.

  The Trust held a shareholders' meeting in 2005, and will hold a shareholder's meeting at least once every five years thereafter, to elect Trustees.

----------
APPENDIX B
----------

    TRUSTEE COMPENSATION AND COMMITTEES

    Each Fund pays the compensation of non-interested Trustees and of Trustees who are not officers of the
    Trust, who currently receive from each Fund an annual fee plus a fee for each meeting attended, together with such Trustee's out-of-pocket expenses. Further information on the committees of the Funds' Board of
    Trustees is set forth below.

    TRUSTEE COMPENSATION TABLES
    ..........................................................................................................

                                                  TRUSTEE
                                 TRUSTEE         FEES FROM         TRUSTEE       TRUSTEES      TOTAL TRUSTEE
                                FEES FROM      INTERNATIONAL      FEES FROM      FEES FROM       FEES FROM
                              INTERNATIONAL       RESEARCH        LARGE CAP      LARGE CAP        FUND AND
    TRUSTEE                   EQUITY FUND(1)   EQUITY FUND(1)   GROWTH FUND(1)  VALUE FUND(1)  FUND COMPLEX(2)
    ---------------------------------------------------------------------------------------------------------
    INTERESTED TRUSTEES
    Robert J. Manning*             N/A              N/A             N/A             N/A              N/A
    Robert C. Pozen*               N/A              N/A             N/A             N/A              N/A

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D.        $1,202           $355            $580            $449           $196,098
    David H. Gunning(3)           $1,217           $357            $581            $452           $196,098
    William R. Gutow              $1,202           $355            $580            $449           $196,098
    Michael Hegarty(3)            $  860           $256            $241            $279           $ 20,977
    J. Atwood Ives                $1,730           $452            $735            $593           $266,098
    Amy B. Lane(3)                $1,301           $371            $587            $467           $197,098
    Lawrence T. Perera            $1,277           $368            $593            $466           $201,098
    William J. Poorvu(4)          $  491           $140            $472            $241           $207,098
    J. Dale Sherratt              $1,308           $372            $591            $470           $211,098
    Elaine R. Smith(4)            $  867           $250            $521            $346           $201,098
    Ward Smith(5)                 $   67           $ 19            $ 67            $ 33           $144,152
    Laurie J. Thomsen(6)          $  825           $240            $231            $264           $ 20,977

    ----------
    * Messrs. Manning and Pozen became Trustees of the Fund on March 23, 2005. Prior to March 23, 2005,
      Messrs. Manning and Pozen served as Trustees from February 2004 to December 2004, and Advisory Trustees from December 2004 to March 23, 2005, and did not receive any compensation from the Fund in either capacity.

    (1) For the fiscal year ended June 30, 2005.

    (2) Information provided is for the calendar year 2004. Each Trustee receiving compensation served as
        Trustee of 97 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2004, of approximately $92 billion).

    (3) Mr. Gunning and Ms. Lane became Trustees of the Fund on January 27, 2004, and Mr. Hegarty became a
        Trustee of the Fund on December 16, 2004.

    (4) Mr. Poorvu retired as a Trustee of the Fund on December 31, 2004, and Ms. Smith retired as a Trustee of the Fund on March 23, 2005.

    (5) Mr. Smith passed away on August 15, 2004.

    (6) Ms. Thomsen became a Trustee of the Fund on March 23, 2005. From December 16, 2004 to March 23, 2005,
        Ms. Thomsen was an Advisory Trustee of the Fund and as such received compensation from the Fund for that period. This compensation is included in the amount stated in the table for the period covered by the table, if applicable.

    COMMITTEES
    ...............................................................................................................................
                           NUMBER OF
                          MEETINGS IN
                             LAST
    NAME OF COMMITTEE     FISCAL YEAR                   FUNCTIONS                                               MEMBERS(1)
    -------------------------------------------------------------------------------------------------------------------------------
    AUDIT COMMITTEE           12            Oversees the accounting and auditing procedures of the      Ives*, Lane*, Sherratt* and
                                            Funds and, among other things, considers the selection      Thomsen*
                                            of the independent accountants for the Funds and the
                                            scope of the audit, and considers the effect on the
                                            independence of those accountants of any non-audit
                                            services such accountants provide to the Funds and any
                                            audit or non-audit services such accountants provide to
                                            other MFS Funds, MFS and/or certain affiliates. The
                                            Committee is also responsible for establishing
                                            procedures for the receipt, retention and treatment of
                                            complaints received by the Funds regarding accounting,
                                            internal accounting controls, or auditing matters and
                                            the confidential, anonymous submission of concerns
                                            regarding questionable Fund accounting matters by
                                            officers of the Funds and employees of the Funds'
                                            investment adviser, administrator, principal underwriter
                                            or any other provider of accounting-related services to
                                            the Funds.

    COMPLIANCE AND            10            Oversees the development and implementation of the          Cohn*, Gunning*, Gutow*,
    GOVERNANCE COMMITTEE                    Funds' regulatory and fiduciary compliance policies,        Hegarty*, Ives* (ex-officio
                                            procedures and practices under the 1940 Act and other       member) and Sherratt*
                                            applicable laws as well as oversight of compliance
                                            policies of the Funds' investment adviser and certain
                                            other service providers as they relate to Fund
                                            activities. The Funds' Independent Chief Compliance
                                            Officer, reports directly to the Committee and assists
                                            the Committee in carrying out its responsibilities. In
                                            addition, the Committee advises and makes
                                            recommendations to the Board on matters concerning
                                            Trustee practices and recommendations concerning the
                                            functions and duties of the committees of the Board.

    CONTRACTS REVIEW          2             Requests, reviews and considers the information deemed      All non-interested Trustees
    COMMITTEE                               reasonably necessary to evaluate the terms of the           of the Board (Cohn, Gunning,
                                            investment advisory and principal underwriting              Gutow, Hegarty, Ives, Lane,
                                            agreements and the Plan of Distribution under Rule 12b-1    Perera, Sherratt and
                                            that the Fund proposes to renew or continue, and to make    Thomsen)
                                            its recommendations to the full Board of Trustees on
                                            these matters.

    SERVICES CONTRACTS      N/A^           Reviews and evaluates the contractual arrangements of       Gunning*, Ives* (ex-officio
    COMMITTEE                               the Fund relating to transfer agency, administrative        member), Lane*, Sherratt*
                                            services, custody, pricing and bookkeeping services and     and Thomsen*
                                            lending of portfolio securities and makes
                                            recommendations to the full Board of Trustees on these
                                            matters.

    NOMINATION AND            1             Recommends qualified candidates to the Board in the         All non-interested Trustees
    COMPENSATION                            event that a position is vacated or created. The            of the Board (Cohn, Gunning,
    COMMITTEE                               Committee will consider recommendations by shareholders     Gutow, Hegarty, Ives, Lane,
                                            when a vacancy exists. Shareholders wishing to recommend    Perera, Sherratt and
                                            candidates for Trustee for consideration by the             Thomsen)
                                            Committee may do so by writing to the Funds' Secretary
                                            at the principal executive office of the Funds. Such
                                            recommendations must be accompanied by biographical and
                                            occupational data on the candidate (including whether
                                            the candidate would be an "interested person" of the
                                            Funds), a written consent of the candidate to be named
                                            as a nominee and to serve as Trustee if elected, record
                                            and ownership information for the recommending
                                            shareholder with respect to the Funds, and a description
                                            of any arrangements or understandings regarding
                                            recommendation of the candidate for consideration. The
                                            Committee is also responsible for making recommendations
                                            to the Board regarding any necessary standards or
                                            qualifications for service on the Board. The Committee
                                            also reviews and makes recommendations to the Board
                                            regarding compensation for the non-interested Trustees.

    PORTFOLIO TRADING AND     6             Oversees the policies, procedures and practices of the      Cohn*, Gunning*, Gutow*,
    MARKETING REVIEW                        Funds with respect to brokerage transactions involving      Hegarty*, Ives* (ex-officio
    COMMITTEE                               portfolio securities as those policies, procedures and      member) and Perera
                                            practices are carried out by MFS and its affiliates. The
                                            Committee also oversees the administration of the Funds'
                                            proxy voting policies and procedures by MFS. In
                                            addition, the Committee receives reports from MFS
                                            regarding the policies, procedures and practices of MFS
                                            and its affiliates in connection with their marketing
                                            and distribution of shares of the Funds.

    PRICING COMMITTEE         7             Oversees the determination of the value of the portfolio    Ives* (ex-officio member),
                                            securities and other assets held by the Funds and           Lane*, Perera* and
                                            determines or causes to be determined the fair value of     Thomsen*
                                            securities and assets for which market quotations are
                                            not "readily available" in accordance with the 1940 Act.
                                            The Committee delegates primary responsibility for
                                            carrying out these functions to MFS and MFS' internal
                                            valuation committee pursuant to pricing policies and
                                            procedures approved by the Committee and adopted by the
                                            full Board, which include methodologies to be followed
                                            by MFS to determine the fair values of portfolio
                                            securities and other assets held by the Funds for which
                                            market quotations are not readily available. The
                                            Committee meets periodically with the members of MFS'
                                            internal valuation committee to review and assess the
                                            policies and procedures themselves. The Committee also
                                            exercises the responsibilities of the Board under the
                                            Amortized Cost Valuation Procedures approved by the
                                            Board on behalf of each Fund which holds itself out as a
                                            "money market fund" in accordance with Rule 2a-7 under
                                            the 1940 Act.

    ----------
    (1) The Trustees' Identification and Background are set forth in Appendix A.
      * Non-interested or independent Trustees.
      ^ The Board of Trustees established the Services Contracts Committee on September 28, 2005. As a result, no Committee meetings were held during the Fund's most recently completed fiscal year. For periods prior to September 28, 2005, the functions of the Services Contracts Committee were performed by the
        Fund's Audit Committee.

----------
APPENDIX C
----------

    SHARE OWNERSHIP

    OWNERSHIP BY TRUSTEES AND OFFICERS

    As of July 31, 2005, the current Trustees and officers of the Trust as a group owned less than 1% of each Fund's shares.

      The following table shows the dollar range of equity securities beneficially owned by each current Trustee in each Fund and, on an aggregate basis, in all MFS Funds overseen by the Trustee, as of December 31, 2004. The following dollar ranges apply:

        N. None
        A. $1 - $10,000
        B. $10,001 - $50,000
        C. $50,001 - $100,000
        D. Over $100,000

                                                                                             DOLLAR RANGE
                                       DOLLAR RANGE      DOLLAR RANGE      DOLLAR RANGE       OF EQUITY         AGGREGATE DOLLAR
                                        OF EQUITY         OF EQUITY         OF EQUITY       SECURITIES IN        RANGE OF EQUITY
                                      SECURITIES IN     SECURITIES IN     SECURITIES IN     INTERNATIONAL       SECURITIES IN ALL
                                        LARGE CAP       INTERNATIONAL       LARGE CAP          RESEARCH        MFS FUNDS OVERSEEN
    TRUSTEE                            GROWTH FUND       EQUITY FUND        VALUE FUND       EQUITY FUND           BY TRUSTEE
    ------------------------------------------------------------------------------------------------------------------------------
    INTERESTED TRUSTEES
    Robert Manning                          N                 N                 N                 N                     D
    Robert C. Pozen                         N                 N                 N                 N                     D

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D.                  N                 N                 N                 N                     D
    David H. Gunning(1)                     N                 N                 N                 N                     D
    William R. Gutow                        N                 N                 N                 N                     D
    Michael Hegarty(1)                      N                 N                 N                 N                     N
    J. Atwood Ives                          N                 N                 N                 N                     D
    Amy B. Lane(1)                          N                 N                 N                 N                     A
    Lawrence T. Perera                      N                 N                 N                 N                     D
    J. Dale Sherratt                        N                 N                 N                 N                     D
    Laurie J. Thomsen(2)                    N                 N                 N                 N                     N

    ----------
    (1) Mr. Gunning and Ms. Lane became Trustees of the Fund on January 27, 2004, and Mr. Hegarty became a Trustee of the Fund on
        December 16, 2004.
    (2) Ms. Thomsen became a Trustee of the Fund on March 23, 2005.

    The lack of ownership in Fund shares by the Trustees reflects the fact that the Trust is designed for institutional investors and the minimum investment amount is generally $3 million.

    25% OR GREATER OWNERSHIP

    As of July 31, 2005, the following table identifies those investors who own 25% or more of a Fund's shares (all share classes taken together), and are therefore presumed to control the Fund (record owners unless otherwise indicated).

                                                                                                    APPROXIMATE % OF
    FUND                                               NAME AND ADDRESS OF SHAREHOLDER      OUTSTANDING SHARES OWNED
    ----------------------------------------------------------------------------------------------------------------

    International Research Equity Fund                 Salomon Smith Barney Inc.                              93.34%
                                                       333 West 34th St. - 3rd floor
                                                       New York, NY 10001-2483

    Large Cap Growth Fund                              Cumberland County Retirement Board                     38.57%
                                                       John Gross Treasurer
                                                       Alfred L. Whitcomb Controller
                                                       1 Court House Sq.
                                                       Carlisle, PA 17013-3323

                                                       Post & Co.                                             52.27%
                                                       c/o Bank of New York
                                                       P.O. Box 1066
                                                       New York, NY 10268-1066

    Large Cap Value Fund                               City of Leominster                                     28.85%
                                                       Contributory Retirement System
                                                       25 West St.
                                                       Leominster, MA 01453-5699

    5% OR GREATER OWNERSHIP OF SHARE CLASS

    As of July 31, 2005, the following table identifies those investors who own 5% or more of any class of a Fund's shares (record owners unless otherwise indicated):

                                                                                                    APPROXIMATE % OF
    FUND                                               NAME AND ADDRESS OF SHAREHOLDER      OUTSTANDING SHARES OWNED
    ----------------------------------------------------------------------------------------------------------------
    International Equity Fund                          Pearson Inc. Retirement Plan                            6.11%
                                                       c/o JPMorgan RPS Mgmt. RPTG Team
                                                       9300 Ward Parkway
                                                       Kansas City, MO 64114-3317

                                                       American Express Trust Co.                              5.39%
                                                       FBO American Express Trust Ret. Plan
                                                       50534 AXP Financial Ctr.
                                                       Minneapolis, MN 55474-0505

    International Research Equity Fund                 Salomon Smith Barney Inc.                              93.34%
                                                       333 West 34th St. - 3rd floor
                                                       New York, NY 10001-2483

    Large Cap Growth Fund                              Cumberland County Retirement Board                     38.57%
                                                       John Gross Treasurer
                                                       Alfred L. Whitcomb Controller
                                                       1 Court House Sq.
                                                       Carlisle, PA 17013-3323

                                                       Post & Co.                                             52.27%
                                                       c/o Bank of New York
                                                       P.O. Box 1066
                                                       New York, NY 10268-1066

                                                       Fidelity Investments                                    9.17%
                                                       Institutional Employee Benefit Plans
                                                       100 Magellen Way
                                                       Covington, KY 41015-1999

    Large Cap Value Fund                               City of Leominster                                     28.85%
                                                       Contributory Retirement System
                                                       25 West St.
                                                       Leominster, MA 01453-5699

                                                       Citibank N.A. Trustee for                              19.34%
                                                       R.J. Reynolds Capital Investment Plan
                                                       111 Wall Street, 14th Floor
                                                       Zone 06
                                                       New York, NY 10043-1000

                                                       US Bank FBO                                            13.23%
                                                       Oregon and Southwest Washington
                                                       Painters Pension Trust Fund
                                                       P.O. Box 1787
                                                       Milwaukee, WI 53201-1787

                                                       Heico Holding Inc. Master Retirement Trust             13.01%
                                                       2626 Warrenville Rd., Ste. 300
                                                       Downers Grove, IL 60515-5765

                                                       York College of PA Pooled                               5.93%
                                                       Investment
                                                       Country Club Road
                                                       York, PA 17405

                                                       Savannah ILA Employees                                  5.37%
                                                       Pension Plan
                                                       P.O. Box 1280
                                                       Savannah, GA 31402-1280

----------
APPENDIX D
----------

    PORTFOLIO MANAGERS
    ..........................................................................

    COMPENSATION
    Portfolio manager total cash compensation is a combination of base salary and performance bonus:

    o Base Salary - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

    o Performance Bonus - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

      >> index The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/ or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

      >> index The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

    Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

    Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

    OWNERSHIP OF FUND SHARES
    The following table shows the dollar range of equity securities of the Funds beneficially owned by each of the Funds' portfolio managers as of the Funds' fiscal year ended June 30, 2005. The following dollar ranges apply:

        N. None
        A. $1 - $10,000
        B. $10,001 - $50,000
        C. $50,001 - $100,000
        D. $100,001 - $500,000
        E. $500,001 - $1,000,000
        F. Over $1,000,000

                                                                                                           DOLLAR RANGE OF EQUITY
    NAME OF PORTFOLIO MANAGER                                     FUND - MANAGED                         SECURITIES IN FUND MANAGED
    -------------------------------------------------------------------------------------------------------------------------------
    Margaret Adams                       MFS Institutional Large Cap Growth Fund                                     N
    Irfan Ali                            MFS Institutional Large Cap Growth Fund                                     N
    Jose Luis Garcia                     MFS Institutional International Research Equity Fund                        N
    Stephen R. Gorham                    MFS Institutional Large Cap Value Fund                                      N
    Gregory Locraft                      MFS Institutional Large Cap Growth Fund                                     N
    David R. Mannheim                    MFS Institutional International Equity Fund                                 D
    Thomas Melendez                      MFS Institutional International Research Equity Fund                        N
    Stephen Pesek                        MFS Institutional Large Cap Growth Fund                                     N
    Marcus Smith                         MFS Institutional International Equity Fund                                 C

    OTHER ACCOUNTS
    In addition to the Funds, the Funds' portfolio managers are responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which as of the Funds' fiscal year ended June 30, 2005 were as follows:

                                REGISTERED INVESTMENT OTHER       POOLED INVESTMENT
                                         COMPANIES                      VEHICLES                    OTHER ACCOUNTS
                                ----------------------------  -----------------------------  -----------------------------
                                 NUMBER OF                     NUMBER OF                      NUMBER OF
    NAME                         ACCOUNTS*    TOTAL ASSETS*     ACCOUNTS     TOTAL ASSETS      ACCOUNTS     TOTAL ASSETS
    ----------------------------------------------------------------------------------------------------------------------
    Margaret Adams                   2        $75.7 million        0              N/A             6        $255.7 million
    Irfan Ali                        12       $13.1 billion        2        $211.2 million        1         $7.6 million
    Jose Luis Garcia                 5         $3.0 billion        2         $343 million         8         $1.9 billion
    Stephen R. Gorham                22        $32 billion         3         $844 million         24        $3.4 billion
    Gregory Locraft                  6        $10.3 billion        0              N/A             0              N/A
    David R. Mannheim                16        $7.0 billion        3         $864 million         69        $10.5 billion
    Thomas Melendez                  6         $3.4 billion        2         $343 million         8         $1.9 billion
    Stephen Pesek                    7        $10.3 billion        0              N/A             8        $274.6 million
    Marcus Smith                     10        $5.7 billion        0              N/A             23        $2.3 billion

    ----------
    * Includes the Funds.

    With respect to the accounts identified in the table above, Margaret Adams manages 1 performance based non-pooled investment vehicle with assets totaling $166 million, Stephen R. Gorham manages 1 performance based non-pooled investment vehicle with assets totaling $413 million, David R. Mannheim manages 8 performance based non-pooled investment vehicles totaling $1.0 billion, Stephen Pesek manages 1 performance based non-pooled investment vehicle with assets totaling $49 million, and Marcus Smith manages 2 performance based non-pooled investment vehicles totaling $20 million, for which the advisory fees are based in part on the performance of the accounts. Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager's compensation is not determined by reference to the level of performance fees received by MFS.

    POTENTIAL CONFLICTS OF INTEREST
    MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Funds and other accounts and has adopted policies and procedures designed to address such potential conflicts.

    In certain instances there may be securities which are suitable for the Funds' portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Funds and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

    When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. In most cases, however, MFS believes that the Funds' ability to participate in volume transactions will produce better executions for the Funds.

    MFS does not receive a performance fee for its management of the Funds. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds -- for instance, those that pay a higher advisory fee and/or have a performance fee.

----------
APPENDIX E
----------

    INVESTMENT TECHNIQUES, PRACTICES
    AND RISKS
    Set forth below is a description of investment techniques and practices which, to the extent such techniques and practices are consistent with their investment objectives and policies, the Funds may generally use in pursuing their investment objectives and investment policies, and a description of the risks associated with these investment techniques and practices. Reference to a "Fund" on this Appendix E does not mean that each Fund may engage in the investment technique or practice described. Please review Appendix A of the Fund's prospectus for a list of the investment techniques and practices which generally are or may be utilized by your Fund.

    INVESTMENT TECHNIQUES AND PRACTICES
    DEBT SECURITIES
    To the extent a Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. A Fund's investments in debt securities with longer terms to maturity are subject to greater volatility than a Fund's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

    ASSET-BACKED SECURITIES: A Fund may purchase the following types of asset-backed securities:

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
    SECURITIES: A Fund may invest a portion of its assets in CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

      Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

      A Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

      CORPORATE ASSET-BACKED SECURITIES: A Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

      Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

      MORTGAGE PASS-THROUGH SECURITIES: A Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to a Fund may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by a Fund may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long- term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

      Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

      The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") insured or Veterans Administration ("VA") guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

      Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

      FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may also buy mortgage-related securities without insurance or guarantees.

      STRIPPED MORTGAGE-BACKED SECURITIES: A Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

      CORPORATE SECURITIES: The Fund may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investment in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer's equity securities. The Fund may also invest in debt securities that are accompanied by warrants which are convertible into the issuer's equity securities, which have similar characteristics. See "Equity Securities" below for a fuller description of convertible securities.

      A Fund may invest in debt and convertible securities rated at least Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. Securities rated Baa by Moody's or BB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

      A Fund may also invest in lower rated bonds, as described under "Lower Rated Bonds" below.

      LOANS AND OTHER DIRECT INDEBTEDNESS: A Fund may purchase loans and other direct indebtedness and also may originate loans. When a Fund purchases a loan, that Fund acquires some or all of the interest in such loan held by a bank or other lender. Most loans in which such Fund invests are secured, although some may be unsecured in part or in full. Loans purchased by a Fund may be in default at the time of purchase. Loans that are fully secured should protect a Fund better than unsecured loans in the event of non-payment of scheduled interest or principal. However, there can be no assurance that the liquidation of collateral acquired in connection with a secured loan would satisfy the borrower's obligation, or that such collateral could be liquidated.

      Loans in which a Fund invests generally are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs or other corporate activities. Such loans typically are originated, negotiated and structured by a syndicate of lenders represented by an agent lender that has negotiated and structured the loan and that is responsible for collecting interest and principal payments and other amounts due on behalf of all of the lenders in the syndicate, and for enforcing the lenders' rights against the borrower. Typically, the agent is given broad discretion in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid when the loan is structured or funded and other fees paid on a continuing basis. The typical practice of an agent or a lender to rely exclusively or primarily on reports from the borrower involves a risk of fraud by the borrower.

      If an agent becomes insolvent, or has a receiver, conservator or similar official appointed for it by an appropriate authority, or if it becomes a debtor in a bankruptcy proceeding, the agent's appointment may be terminated, and a successor agent may be appointed. If an appropriate authority determines that assets held by the agent for the benefit of lenders or purchasers of loans are subject to the claims of the agent's general or secured creditors, then such lenders or purchasers might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower's bankruptcy or insolvency, the borrower's obligation to repay a loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

      A Fund may acquire loans by participating directly in a lending syndicate as a lender. Alternatively, a Fund may acquire loans or an interest in loans by novation, by assignment or by participation from members of the lending syndicate or from other participants. In a novation or an assignment, a Fund assumes all of the rights of the lender in the loan or of the participant in the participants' portion of the loan and, in the case of a novation or an assignment from a member of the lending syndicate, becomes a party of record with respect to the loan. In a participation, a Fund purchases a portion of the lender's or the participants' interest in the loan, but has no direct contractual relationship with the borrower. An investment in a loan by participation gives rise to several issues. A Fund must rely on another party not only for the enforcement of such Fund's rights against the borrower, but also for the receipt and processing of principal, interest or other payments due under the loan. A Fund may be subject to delays, expenses and risks that are greater than those that would be involved if a Fund could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, a Fund may be regarded as a creditor of the seller of the participation interest (rather than of the borrower), so that such Fund also may be subject to the risk that such seller could become insolvent. A participation agreement also may limit the rights of a Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

      A Fund also may purchase trade or other claims against companies, which generally represent monies owed by such companies to suppliers of goods or services. Such claims also may be purchased when such companies are in default.

      A Fund's ability to receive payments of principal, interest and other direct indebtedness in which it invests will depend primarily on the financial condition of the borrower. In selecting loans and other direct indebtedness for purchase by a Fund, the Adviser will rely on its own (and not the original lender's) credit analysis of the borrower. Because a Fund may be required to rely on another party to collect and to pass on to such Fund amounts payable with respect to the loan or other direct indebtedness and to enforce such Fund's rights under the loan or other direct indebtedness, an insolvency, bankruptcy or reorganization of such other party may delay or prevent such Fund from receiving such amounts. The highly leveraged nature of many loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to a Fund.

      A Fund may invest in revolving credit facilities or other standby financing commitments that obligate such Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will hold liquid unencumbered assets in an amount sufficient to meet such commitments.

      A Fund may invest in floating rate loans. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans currently are not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Additionally, the supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or to the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase by a Fund may be of lower quality or may have a higher price.

      LOWER RATED BONDS: A Fund may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix B for a description of bond ratings. No minimum rating standard is required by a Fund, and the Fund may rely on the rating of any recognized rating agency in the case of securities that receive different ratings from different agencies. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

      While the Adviser may refer to ratings issued by established credit rating agencies, it is not a Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Where a Fund focuses on lower rated securities, it will not be required to dispose of a lower rated security that subsequently receives a higher rating from a credit rating agency. To the extent a Fund invests in these lower rated securities, the achievement of its investment objectives may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

      MUNICIPAL BONDS: A Fund may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. A Fund may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

      If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

      Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

      Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

      Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

      A Fund may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

      A Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

      U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Governments, one of its agencies or instrumentalities, or a government sponsored enterprise. Certain U.S. Government securities in which a Fund may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association
    (GNMA), are backed by the full faith and credit of the United States Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the Fund may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government sponsored enterprise, the Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Although government sponsored enterprises such as FHLBs, Freddie Mac and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the United States Government.

      Investors should note that many U.S. Government securities in which a Fund may invest are not supported by the full faith and credit of the U.S. Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve increased credit risk.

      U.S. Government securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

      VARIABLE AND FLOATING RATE OBLIGATIONS: A Fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of a Fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by a Fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

      ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: A Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. A Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

    EQUITY SECURITIES
    A Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

      A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises and to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

    FOREIGN SECURITIES EXPOSURE
    A Fund may invest in various types of foreign securities, or securities which provide a Fund with exposure to foreign securities or foreign currencies, as discussed below:

    BRADY BONDS: A Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

    DEPOSITARY RECEIPTS: A Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of a Fund's policy, if any, to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

      ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. A Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. A Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at a Fund's custodian in five days. A Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

    DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: A Fund may invest in dollar-denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

    EMERGING MARKETS: A Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities, the source of its revenues and location of its assets. Such investments entail significant risks as described below.

    o Government Actions -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect a Fund's assets should these conditions recur.

    o Default; Legal Recourse -- A Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

    o Foreign Currencies -- The securities in which a Fund invests may be denominated in foreign currencies and international currency units and a Fund may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in a Fund's asset value.

      Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

    o Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

    o Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

    The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities' issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

    The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's securities in such markets may not be readily available. A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if a Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a Fund's identification of such condition until the date of the SEC action, a Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

    o Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including a Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

      Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

      The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, the emerging market issuer's ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

      To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

      Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

    o Withholding -- Income from securities held by a Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which a Fund makes its investments. A Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to a Fund or to entities in which a Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

    FOREIGN SECURITIES: A Fund may invest in dollar-denominated and non dollar-denominated foreign securities. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

      Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, a Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, a Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit a Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by a Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Fund's investments in foreign securities may also include "privatizations". Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

    FORWARD CONTRACTS
    A Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

      A Forward Contract to sell a currency may be entered into where a Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, a Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.

      If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, a Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Funds do not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix a Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

      A Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, a Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, a Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

      A Fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, a Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

      The use by a Fund of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    FUTURES CONTRACTS
    A Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, single stocks, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. A Fund may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non- hedging purposes, subject to applicable law.

      A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

      The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

      Purchases or sales of stock index futures contracts are used to attempt to protect a Fund's current or intended stock investments from broad fluctuations in stock prices. For example, a Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of a Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that a Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

      Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, a Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in a Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of a Fund's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of a Fund from declining as much as it otherwise would have.

      Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and a Fund's cash reserves could then be used to buy long-term bonds on the cash market. A Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow a Fund to hedge its interest rate risk without having to sell its portfolio securities.

      A Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign- denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

      Conversely, a Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where a Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, a Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      The use by a Fund of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    INDEXED SECURITIES
    A Fund may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. A Fund may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose a Fund to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

    INVERSE FLOATING RATE OBLIGATIONS
    A Fund may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

    INVESTMENT IN OTHER INVESTMENT COMPANIES
    A Fund may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

      OPEN-END FUNDS. A Fund may invest in open-end investment companies.

      CLOSED-END FUNDS. A Fund may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

    LENDING OF PORTFOLIO SECURITIES
    A Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. A Fund would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

    LEVERAGING TRANSACTIONS
    A Fund may engage in the types of transactions described below, which involve "leverage" because in each case the Fund receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by a Fund will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of a Fund's shares and distributions on a Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of a Fund's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of a Fund. These transactions also increase a Fund's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Fund would diminish the investment performance of a Fund compared with what it would have been without using these transactions.

    BANK BORROWINGS: A Fund may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

    MORTGAGE "DOLLAR ROLL" TRANSACTIONS: A Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed securities. A Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. A Fund may also be compensated by receipt of a commitment fee.

      If the income and capital gains from a Fund's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities a Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom a Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

    REVERSE REPURCHASE AGREEMENTS: A Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. A Fund will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

    OPTIONS
    A Fund may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this
    Appendix:

    OPTIONS ON FOREIGN CURRENCIES: A Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

      Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. A Fund may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow a Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by a Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

    OPTIONS ON FUTURES CONTRACTS: A Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

      An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents a Fund's profit or loss on the transaction.

      Options on Futures Contracts that are written or purchased by a Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. A Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
    (ii) is greater than the exercise price of the call written if a Fund owns liquid and unencumbered assets equal to the difference. A Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if a Fund owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by a Fund, a Fund will be required to sell the underlying Futures Contract which, if a Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by a Fund is exercised, a Fund will be required to purchase the underlying Futures Contract which, if a Fund has covered its obligation through the sale of such Contract, will close out its futures position.

      The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in a Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, a Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

      A Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.

    OPTIONS ON SECURITIES: A Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by a Fund may be covered in the manner set forth below.

      A call option written by a Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
    (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. A put option written by a Fund is "covered" if the Fund owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options written by a Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Fund to write another put option to the extent that the Fund owns liquid and unencumbered assets. Such transactions permit a Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund, provided that another option on such security is not written. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

      A Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, a Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by a Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

      A Fund may write options in connection with buy-and-write transactions; that is, a Fund may purchase a security and then write a call option against that security. The exercise price of the call option a Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between a Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; a Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by a Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

      A Fund may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, a Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and a Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

      By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by a Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

      A Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit a Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

      A Fund may also purchase call options to hedge against an increase in the price of securities that a Fund anticipates purchasing in the future. If such increase occurs, the call option will permit a Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

    OPTIONS ON STOCK INDICES: A Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." A Fund may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if a Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. A Fund may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

      A Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, a Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, a Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by a Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

      A Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, a Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Fund's security holdings.

      The purchase of call options on stock indices may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

      The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

    RESET OPTIONS: In certain instances, a Fund may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by a Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where a Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

    "YIELD CURVE" OPTIONS: A Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      Yield curve options may be used for the same purposes as other options on securities. Specifically, a Fund may purchase or write such options for hedging purposes. For example, a Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a Fund will be "covered". A call (or put) option is covered if a Fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

    REPURCHASE AGREEMENTS
    A Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that a Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Government securities.

      The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, a Fund will have the right to liquidate the securities. If at the time a Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, a Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. Each Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, a Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and a Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

    SHORT SALES
    A Fund may seek to hedge investments or realize additional gains through short sales. A Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

      A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a Fund may be required to pay in connection with a short sale.

      Whenever a Fund engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short.

      A Fund may also make short sales "against the box," i.e., when a security identical to one owned by a Fund is borrowed and sold short. If a Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

    SHORT TERM INSTRUMENTS
    A Fund may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

    SWAPS AND RELATED DERIVATIVE INSTRUMENTS
    A Fund may enter into all types of swaps such as interest rate swaps, currency swaps, total return swaps, credit default swaps, index swaps and other types of available swap agreements, including swaps on securities, commodities and indices and other benchmarks and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by a Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

      Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease a Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. A Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund's investment objective and policies.

      For example, a Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, a Fund would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of a Fund's portfolio, a Fund would receive payments under the swap that would offset, in whole or part, such diminution in value. A Fund may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the U.S. dollar and another currency which would have the effect of increasing or decreasing the Fund's exposure to each such currency. A Fund might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

      A Fund may enter into credit default swap contracts. A Fund might use credit default swap contracts to limit or to reduce risk exposure of such Fund to defaults of corporate and sovereign issuers (i.e., to reduce risk when a Fund owns or has exposure to such issuers). A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which a Fund is not otherwise exposed. Although it may do so, a Fund is not obligated to engage in any of these practices.

      As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller in a credit default swap contract, a Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, such Fund would be subject to investment exposure on the notional amount of the swap.

      As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk - that the seller may fail to satisfy its payment obligations to a Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, a Fund's investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

      A Fund may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

      A Fund will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If a Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of a Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

      If the counterparty defaults, a Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Each Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

      The use by a Fund of swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    TEMPORARY BORROWINGS
    A Fund may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

    TEMPORARY DEFENSIVE POSITIONS
    During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of a Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

    "WHEN-ISSUED" SECURITIES
    A Fund may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to a Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, a Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Fund will identify liquid and unencumbered assets equal to its forward delivery commitment.

    SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

    RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH A FUND'S
    PORTFOLIO: A Fund's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of a Fund's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, a Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

      If a Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, a Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which a Fund has a position and the portfolio securities a Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where a Fund enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

      The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

      The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

      Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, a Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by a Fund in connection with such transactions.

      In writing a covered call option on a security, index or futures contract, a Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where a Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, a Fund could be subject to risk of loss in the event of adverse market movements.

      The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of a Fund's portfolio. When a Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and a Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

      Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, a Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, a Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, a Fund's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for a Fund to engage in such transactions.

    RISKS OF NON-HEDGING TRANSACTIONS: A Fund may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. A Fund will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by a Fund may not fully protect it against risk of loss and, in any event, a Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. A Fund may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, a Fund may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, a Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose a Fund to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose a Fund to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

      With respect to the writing of straddles on securities, a Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing a Fund with two simultaneous premiums on the same security, but involve additional risk, since a Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

    RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While a Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by a Fund, and a Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if a Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on a Fund's ability effectively to hedge its portfolio, and could result in trading losses.

      The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

      The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    MARGIN: Because of low initial margin deposits made upon the establishment of a Futures, Forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where a Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by a Fund or decreases in the prices of securities or other assets a Fund intends to acquire. Where a Fund enters into such transactions for other than hedging purposes, the leverage entailed in the relatively low margin requirements associated with such transactions could expose a Fund to greater risk.

    POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When a Fund enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which a Fund has effected the transaction. In that event, a Fund might not be able to recover amounts deposited as margin, or amounts owed to a Fund in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and a Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

    POSITION LIMITS: The CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. These limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, an exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these position limits will have any adverse impact on the strategies for hedging the portfolios of a Fund.

    RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk a Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

    RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES:
    Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

      Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which a Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for a Fund to respond to such events in a timely manner.

      Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

      Unlike transactions entered into by a Fund in Futures Contracts and exchange-traded options, certain options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain futures exchanges subject to CFTC regulation and on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

      In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with a Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Fund could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit a Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

      Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting a Fund's ability to enter into desired hedging transactions. A Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

      Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange- traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

    POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: In order to assure that a Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, each Fund will comply with applicable regulations of the CFTC which set forth certain restrictions with respect to a Fund's entering into transactions in Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies traded on a CFTC-regulated exchange.

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APPENDIX F
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                          DESCRIPTION OF BOND RATINGS

    The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                        MOODY'S INVESTORS SERVICE, INC.

    Aaa Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

    Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

    A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

    Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

    Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

    B Obligations rated B are considered speculative and are subject to high credit risk.

    Caa Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

    Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

    C Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

    Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

                        STANDARD & POOR'S RATINGS GROUP

    Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

    AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

    AA An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial obligations is very strong.

    A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    BB, B, CCC, CC, AND C Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

    C The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

    D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    Plus (+) or Minus (-): The "AA" and "CCC" ratings may be modified by the addition of a plus or minus sign to show relative standing within the applicable rating category.

    The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

    The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

    Asterisk (*): Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

    The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

    N.R.: Not rated.

    Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

    Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

                                     FITCH

    Investment Grade

    AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

    AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

    A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

    BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

    Speculative Grade

    BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

    B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

    CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

    DDD, DD, D Default. Entities rated in this category have defaulted on some or all of their obligations. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

      "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

    "NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

    "Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

    Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

    A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

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APPENDIX G
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                     MASSACHUSETTS FINANCIAL SERVICES COMPANY

                       PROXY VOTING POLICIES AND PROCEDURES
     SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004 AND MARCH 15, 2005

    Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under MFS' proxy and voting policies.

      These policies and procedures include:

            A. Voting Guidelines;

            B. Administrative Procedures;

            C. Monitoring System;

            D. Records Retention; and

            E. Reports.

    A. VOTING GUIDELINES

    1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

    MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

      MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

      As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long- term economic interests of MFS' clients.

      From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

      These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential conflicts of interest do arise, MFS will analyze, document and report on such potential conflicts (see Sections B.2 and E below), and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential conflicts of interest.

    2. MFS' POLICY ON SPECIFIC ISSUES

    ELECTION OF DIRECTORS

    MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (e.g. compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if he or she failed to attend at least 75% of the board meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer:
    (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

      MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

    CLASSIFIED BOARDS

    MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

    NON-SALARY COMPENSATION PROGRAMS

    Restricted stock plans are supposed to reward results rather than tenure, so the issuance of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

      MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

      MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

      MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

      MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

    EXPENSING OF STOCK OPTIONS

    While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

    EXECUTIVE COMPENSATION

    MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

    EMPLOYEE STOCK PURCHASE PLANS

    MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

    "GOLDEN PARACHUTES"

    From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

    ANTI-TAKEOVER MEASURES

    In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

      MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either
    (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

      MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

    REINCORPORATION AND REORGANIZATION PROPOSALS

    When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

    ISSUANCE OF STOCK

    There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

    REPURCHASE PROGRAMS

    MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

    CONFIDENTIAL VOTING

    MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

    CUMULATIVE VOTING

    MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

    WRITTEN CONSENT AND SPECIAL MEETINGS

    Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

    INDEPENDENT AUDITORS

    MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

    BEST PRACTICES STANDARDS

    Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes- Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that - given the circumstances or the environment within which the issuers operate - the proposal is consistent with the best long- term economic interests of our clients.

    FOREIGN ISSUERS - SHARE BLOCKING

    In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

    SOCIAL ISSUES

    There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

      The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

    B. ADMINISTRATIVE PROCEDURES

    1. MFS PROXY REVIEW GROUP

    The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

          a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

          b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

          c. Considers special proxy issues as they may arise from time to time.

      The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

    2. POTENTIAL CONFLICTS OF INTEREST

    The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these monitoring responsibilities.

      In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where
    (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

          a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

          b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

          c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

          d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

      The members of the MFS Proxy Review Group other than the Proxy Consultant are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically as appropriate.

    3. GATHERING PROXIES

    Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

      MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group.

    4. ANALYZING PROXIES

    After input into the Proxy Administrator system, proxies which are deemed to be routine and which do not require the exercise of judgment under these guidelines (e.g., those involving only uncontested elections of directors and the appointment of auditors)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst (e.g., those that involve merger or acquisition proposals) are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(2)

    ----------
    (1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore automatically voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

    (2) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine the vote in what it believes to be the best long-term economic interests of MFS' clients.

      Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and other relevant materials. His or her recommendation as to how each proxy proposal should be voted, including his or her rationale on significant items, is indicated on copies of proxy cards. These cards are then forwarded to the MFS Proxy Review Group.

      As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., mergers and acquisitions), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. But, the MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

      As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

    5. VOTING PROXIES

    After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

    C. MONITORING SYSTEM

    It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

      When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

    D. RECORDS RETENTION

    MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained as required by applicable law.

    E. REPORTS

    MFS FUNDS

    Annually, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

    ALL MFS ADVISORY CLIENTS

    At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

      Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

    ----------
    APPENDIX H
    ----------

                                  RECIPIENTS OF NON-PUBLIC PORTFOLIO HOLDINGS
                                              ON AN ONGOING BASIS

    NAME OF RECIPIENT                                                  PURPOSE OF DISCLOSURE
    -----------------                                                  ---------------------

    BARRA, Inc. .....................................................  Analytical tool
    Bloomberg L.P. ..................................................  Analytical tool
    Bowne ...........................................................  Typesetting and Printing Services
    Carol Norton ....................................................  Independent Contractor-Proxy Voting
    Data Solutions, Inc..............................................  Software Vendor
    Deloitte & Touche LLP ...........................................  Auditor
    FactSet Research Systems Inc. ...................................  Analytical tool
    GainsKeeper, Inc. ...............................................  Accounting System
    GFP Acquisition Company, Inc. D.B.A. GCom2 Solutions ............  Software Vendor
    G. H. Dean Co. ..................................................  Typesetting and Printing Services
    Institutional Shareholder Services Inc. .........................  Proxy Service Provider
    ITG, Inc. .......................................................  Analytical tool
    JP Morgan Chase Bank ............................................  Fund Custodian
    The MacGregor Group .............................................  Software Vendor
    OMGEO LLC .......................................................  Software vendor
    Plexus Group, Inc. ..............................................  Analytical tool
    Saloman Analytics Inc. ..........................................  Analytical tool
    Standard & Poor's Securities Evaluations Services ...............  Fund Pricing
    State Street Bank and Trust Company .............................  Custodian

        This list is current as of October 20, 2005, and any additions, modifications or deletions to the list that have occurred since October 20, 2005 are not reflected.

----------
APPENDIX I
----------

    NASD member broker-dealers (including their respective affiliates) receiving marketing support and/or program support payments as of October 20, 2005:

    Citigroup Global Markets

    Any additions, modifications or deletions to this list that have occurred since October 20, 2005 are not reflected.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000 (800) 637-2262

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIANS
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

JP Morgan Chase Bank
One Chase Manhattan Plaza
New York, NY 10081

DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP 125 Summer
Street, Boston MA 02110

MFS(R) INSTITUTIONAL TRUST

500 BOYLSTON STREET
BOSTON, MA 02116

[logo] M F S(SM)
INVESTMENT MANAGEMENT(R)